UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant   ☒          Filed by a Party other than the Registrant   ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

☐
Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

LEE ENTERPRISES, INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)
Title of each class of securities to which transaction applies:

2)
Aggregate number of securities to which transaction applies:

3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which the filing fee is calculated and state how it was determined):

4)
Proposed maximum aggregate value of transaction:

5)
Total fee paid:

☐
Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)
Amount Previously Paid:

2)
Form, Schedule or Registration Statement No.:

3)
Filing Party:

4)
Date Filed:

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
LEE ENTERPRISES, INCORPORATED
4600 E. 53rd Street
Davenport, IA 52807
NOTICE OF 2022 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD [•], 2022
NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Lee Enterprises, Incorporated (the “Company” or “Lee”) will be held on [•], 2022, at [•] a.m. Central Time, at 4620 E. 53rd Street, Room 120, Davenport, Iowa 52807 (including any adjournments, postponements, or continuations thereof, the “Annual Meeting”). At the Annual Meeting, you will be asked to:
1.
Elect three directors, each for a term of three years expiring at the 2025 annual meeting of the shareholders;

2.
Ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 25, 2022; and

3.
Transact any other business that is properly brought before the Annual Meeting.

The Board has fixed the close of business on [•], 2022, as the record date for the Annual Meeting (the “Record Date”). Only shareholders of record at that time are entitled to notice of, and to vote at, the Annual Meeting. A list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder, for any purpose germane to the Annual Meeting, at the Annual Meeting and for 10 days prior to the Annual Meeting during ordinary business hours at 4600 E. 53rd Street, Davenport, IA 52807, the Company’s principal place of business.
Your vote will be especially important this year. As you may be aware, Alden Global Capital, LLC and certain of its affiliates including Strategic Investment Opportunities LLC (collectively, “Alden”) submitted documents to the Company purporting to provide notice (the “Purported Nomination Notice”) of an intent to nominate three director candidates for election to the Company’s Board of Directors (the “Board”) at the Annual Meeting. The Company has informed Alden that the Purported Nomination Notice is invalid due to its failure to comply with the Company’s Second Amended and Restated By-Laws. Alden has sued the Company and its directors in the Delaware Court of Chancery, seeking declaratory judgment that the Purported Nomination Notice was valid. This case is pending, and the Delaware Court of Chancery has scheduled a trial for February 7, 2022. Unless the Delaware Court of Chancery (or the Delaware Supreme Court) determines before the Annual Meeting that the Purported Nomination Notice is valid, any director nominations made by Alden will be disregarded, and no proxies or votes in favor of its purported nominees will be recognized or tabulated at the Annual Meeting.
Nonetheless, you may receive solicitation materials from Alden. OUR BOARD URGES YOU TO VOTE ONLY FOR ALL OUR BOARD’S PROPOSED NOMINEES BY USING THE ENCLOSED WHITE PROXY CARD, TO DISREGARD ANY MATERIALS SENT TO YOU BY OR ON BEHALF OF ALDEN, AND NOT TO SIGN, RETURN, OR VOTE ANY PROXY CARD SENT TO YOU BY OR ON BEHALF OF ALDEN. The Company is not responsible for the accuracy of any information provided by Alden in solicitation materials filed or disseminated by or on behalf of Alden or any other statements that Alden may make.
If you vote, or have previously voted, using a proxy card sent to you by Alden, you can subsequently revoke that proxy by following the instructions on the enclosed WHITE proxy card to vote over the Internet or by telephone or by completing, signing and dating the WHITE proxy card and mailing it in the postage-paid envelope provided. Only your latest dated vote will count. Any proxy may be revoked prior to its exercise at the Annual Meeting as described in the accompanying Proxy Statement.
THE BOARD RECOMMENDS VOTING
“FOR ALL” OF THE BOARD’S NOMINEES ON PROPOSAL 1 AND
“FOR” PROPOSAL 2 USING THE ENCLOSED WHITE PROXY CARD.
THE BOARD URGES YOU NOT TO SIGN, RETURN, OR VOTE USING ANY
PROXY CARD THAT MAY BE SENT TO YOU BY ALDEN.

Whether or not you can attend the Annual Meeting, it is important that your shares be represented at the Annual Meeting. We encourage you to please vote TODAY to ensure your voice is heard. You may vote by marking, signing and dating the enclosed WHITE proxy card and returning it in the postage-paid envelope. Shareholders may also vote by telephone or via the Internet.
Regardless of the number of shares of common stock of the Company that you own, your vote is important. Thank you for your continued support, interest and investment in Lee Enterprises.
By Order of the Board of Directors
C. D. Waterman III, Secretary
Davenport, Iowa
January [•], 2022
This Notice of 2022 Annual Meeting of Shareholders and the accompanying Proxy Statement are first being made available to shareholders of record as of [•], 2022, on or about [•], 2022.
If you have any questions or require any assistance in voting your shares, please contact our proxy solicitor:
Morrow Sodali LLC
509 Madison Avenue Suite 1206
New York, NY 10022
Shareholders Call Toll Free: 800-662-5200
Banks, Brokers, Trustees, and Other Nominees Call Collect: 203-658-9400
Email: LEE@investor.MorrowSodali.com

EXPLANATORY NOTE
Lee Enterprises, Incorporated (“Lee” or the “Company”) is a “smaller reporting company,” as defined by Item 10 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has elected to provide in this Proxy Statement certain scaled disclosures permitted under the Exchange Act for smaller reporting companies. Under the scaled disclosure obligations, the Company is not required to provide, among other things, a Compensation Discussion and Analysis, a compensation committee report and certain other tabular and narrative disclosures relating to executive compensation.

TABLE OF CONTENTS
PAGE
2022 Proxy Statement Summary	[•]
Questions and Answers About the Annual Meeting	[•]
Background of the Solicitation	[•]
Proposal 1 — Election of Directors	[•]
Nominees For Election As Directors With Terms Expiring In 2025	[•]
Incumbent Directors With Terms Expiring In 2023	[•]
Incumbent Directors With Terms Expiring In 2024	[•]
Proposal 2 — Ratification of Selection of Independent Registered Public Accounting Firm	[•]
Directors’ Meetings And Committees Of The Board Of Directors	[•]
Corporate Governance	[•]
Compensation Of Non-Employee Directors	[•]
Voting Securities And Principal Holders Thereof	[•]
Executive Compensation	[•]
Certain Relationships And Related Transactions	[•]
Report Of The Audit Committee Of The Board Of Directors	[•]
Relationship With Independent Registered Public Accounting Firm	[•]
Delinquent Section 16(a) Reports	[•]
Additional Information	[•]
Appendix A — Additional Information Regarding Participants in the Solicitation	[•]
Appendix B — Non-GAAP Financial Information	[•]

i

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
LEE ENTERPRISES, INCORPORATED
PROXY STATEMENT
2022 ANNUAL MEETING OF SHAREHOLDERS
This proxy statement (including all appendices attached hereto, this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or the “Board of Directors”) of Lee Enterprises, Incorporated, a Delaware corporation (the “Company”), for use at the Company’s 2022 annual meeting of shareholders (including any adjournments, postponements, or continuations thereof, the “Annual Meeting”). Unless the context otherwise requires, references in this proxy statement to the “Company,” “Lee,” “we,” “us,” “our,” and similar terms refer to Lee Enterprises, Incorporated.
2022 Proxy Statement Summary
This summary highlights information contained elsewhere in this Proxy Statement, including under “Executive Compensation.” References to “2021,” “2020,” “2019” and the like refer to the fiscal year ending, or ended, on the last Sunday in September. As this summary does not contain all of the information that you should consider, we encourage you to carefully read the entire Proxy Statement and annual report for more information before voting.
2022 Annual Meeting of Shareholders
Date and Time:	[•], 2022, at [•] a.m. Central Time
Place:
4620 E. 53rd Street, Room 120, Davenport, Iowa 52807
If we determine to hold the Annual Meeting by means of remote communication due to concerns about COVID-19 or otherwise, we will announce the decision to do so in advance and provide details on how to participate in a press release issued by the Company. We would also file definitive additional solicitation materials with the U.S. Securities and Exchange Commission (the “SEC”) announcing that the Annual Meeting is being held exclusively by means of remote communication.

Record Date:	[•], 2022 (the “Record Date”)
Proxy Materials:
The Notice of 2022 Annual Meeting of Shareholders, this Proxy Statement, the accompanying WHITE proxy card, and the Company’s annual report are first being sent to shareholders of record as of the Record Date on or about [•], 2022.

Proposals and Board Recommendations for Voting
Proposals:	Unanimous Board Recommendation:	For more detail, see page:
Proposal 1 — Election of Three Directors, Each For a Term of Three Years	FOR ALL	[•]
Proposal 2 — Ratification of Selection of BDO USA, LLP	FOR	[•]
Your vote is especially important this year.   You may also receive solicitation materials from Alden Global Capital, LLC and certain of its affiliates including Strategic Investment Opportunities LLC (collectively, “Alden”). The Company is not responsible for the accuracy of any information provided by Alden in solicitation materials filed or disseminated by or on behalf of Alden or any other statements that Alden may make.
As you may be aware, Alden submitted documents to the Company purporting to provide notice (the “Purported Nomination Notice”) of its intent to nominate three director candidates for election to the Board at the Annual Meeting. The Company has informed Alden that the Purported Nomination Notice is invalid due to its failure to comply with the Company’s Second Amended and Restated By-Laws (the “By-Laws”). Alden has sued the Company and its directors in the Delaware Court of Chancery, seeking declaratory judgment that the Nomination Notice was valid. This case is pending, and the Delaware Court of Chancery has scheduled a trial for February 7, 2022. Unless the Delaware Court of Chancery (or the Delaware Supreme Court) determines before the Annual Meeting that the Purported Nomination Notice is valid, any director nominations made by Alden will be disregarded, and no proxies or votes in favor of its purported nominees will be recognized or tabulated at the Annual Meeting.
OUR BOARD DOES NOT ENDORSE ANY OF ALDEN’S PURPORTED NOMINEES AND URGES YOU TO DISREGARD ANY MATERIALS SENT TO YOU BY OR ON BEHALF OF ALDEN AND NOT TO SIGN, RETURN, OR VOTE ANY PROXY CARD SENT TO YOU BY OR ON BEHALF OF ALDEN.
If you vote, or have previously voted, using a proxy card sent to you by Alden, you can subsequently revoke that proxy by following the instructions on the enclosed WHITE proxy card to vote over the Internet or by telephone or by completing, signing and dating the WHITE proxy card and mailing it in the postage pre-paid envelope provided. Only your latest dated vote will count. Any proxy may be revoked prior to its exercise at the Annual Meeting as described in the accompanying Proxy Statement.
WE URGE YOU TO COMPLETE, DATE, AND SIGN THE ENCLOSED WHITE PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED, OR VOTE BY TELEPHONE OR THE INTERNET AS INSTRUCTED ON THE WHITE PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.
THE BOARD RECOMMENDS A VOTE “FOR ALL” OF OUR BOARD’S NOMINEES
LISTED UNDER PROPOSAL 1 ON THE ENCLOSED WHITE PROXY CARD.
For more information and up-to-date postings, please go to www.lee.net. Information on our website is not, and will not be deemed to be, a part of this Proxy Statement or incorporated into any of our other filings with the SEC.
If you need assistance with voting or have any questions, please contact Morrow Sodali LLC, our proxy solicitor assisting us in connection with the 2022 Annual Meeting. Shareholders may call toll free at 800-662-5200. Banks and brokers may call collect at 203-658-9400.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Why Am I Receiving These Proxy Materials?
The Board is soliciting your vote at the Annual Meeting to be held on [•], 2022, at [•] a.m. Central Time, at 4620 E. 53rd Street, Room 120, Davenport, Iowa 52807, for the purposes set forth in this Proxy Statement. These materials were first sent or made available to shareholders on [•], 2022, by mail. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.
These materials also include a WHITE voting instruction form or WHITE proxy card for the Annual Meeting. WHITE voting instruction forms and WHITE proxy cards are being solicited on behalf of the Board. The proxy materials include detailed information about the matters that will be discussed and voted on at the Annual Meeting and provide updated information about the Company that you should consider in order to make an informed decision when voting your shares.
What Is Included In These Proxy Materials?
These materials include:
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This Proxy Statement for the Annual Meeting; and

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Our Annual Report on Form 10-K for the year ended September 26, 2021 (the “Annual Report”), as filed with the SEC on December 10, 2021.

When and Where Will The Annual Meeting Be Held?
The Annual Meeting is scheduled to be held at [•] a.m. Central Time, on [•], 2022, at 4620 E. 53rd Street, Room 120, Davenport, Iowa 52807.
Attendance at the Annual Meeting will be limited to shareholders as of the Record Date, their authorized representatives, and guests of the Company. Access to the Annual Meeting may be granted to others at the discretion of the Company and the chair of the Annual Meeting. In accordance with the Company’s security procedures, all persons attending the Annual Meeting must present picture identification along with proof of ownership. If you are a shareholder of record, please be prepared to provide the top portion of your WHITE proxy card. If you hold your shares in “street name,” you will need to provide proof of ownership, such as a recent account statement or letter from your broker. Cameras and recording devices will not be permitted at the Annual Meeting.
Even if you plan to attend the Annual Meeting, we strongly urge you to vote in advance by completing, signing, and dating the enclosed WHITE voting instruction form or WHITE proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone, as soon as possible.
If we determine to hold the Annual Meeting by means of remote communication due to concerns about COVID-19 or otherwise, we will announce the decision to do so in advance and provide details on how to participate in a press release issued by the Company. We would also file definitive additional solicitation materials with the SEC announcing that the Annual Meeting is being held exclusively by means of remote communication.
Why Might I Be Receiving Proxy Materials From Alden?
As further described in the “Background of the Solicitation” section of this Proxy Statement, on November 22, 2021, Alden made an unsolicited, non-binding offer to acquire Lee. Shortly thereafter, Alden also submitted the Purported Nomination Notice, which purported to provide the Company notice of its intent to nominate three director candidates for election to the Board at the Annual Meeting.
The Company has informed Alden that the Purported Nomination Notice is invalid due to its failure to comply with the By-Laws. Alden has sued the Company and its directors in the Delaware Court of Chancery, seeking declaratory judgment that the Purported Nomination Notice was valid. This case is pending, and the Delaware Court of Chancery has scheduled a trial for February 7, 2022. Unless the Delaware Court of Chancery (or the Delaware Supreme Court) determines before the Annual Meeting that the Purported Nomination Notice is valid, any director nominations made by Alden will be disregarded, and no proxies or votes in favor of its purported nominees will be recognized or tabulated at the Annual Meeting.
Alden has notified the Company that Alden intends to file its own proxy statement with the SEC in connection with the solicitation of proxies from shareholders of Lee. Accordingly, you may receive solicitation materials from Alden seeking your proxy to vote in favor of Alden’s purported nominees. The Company has provided you with the enclosed WHITE proxy card, and we strongly encourage you to only vote using WHITE proxy cards.
Our Board strongly urges you NOT to sign or return any proxy card sent to you by Alden. Our Board recommends a vote FOR ALL of the Board’s nominees on the enclosed WHITE proxy card. If you submit, or have previously submitted, a proxy card sent to you by Alden, you can revoke it and vote FOR ALL our director nominees recommended by our Board by signing, dating, and returning the enclosed WHITE proxy card in the postage-paid envelope provided, or by following the instructions on the WHITE proxy card to vote via the Internet or by telephone. Only the latest validly executed proxy that you submit will be counted, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting.
What Matters Will Be Voted On At The Annual Meeting?
We are aware of two matters that shareholders may vote on at the Annual Meeting. The following items are each listed on the WHITE proxy card:
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The election to our Board of three nominees named in this Proxy Statement (Proposal 1); and

•
The ratification of our Board’s selection of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal year 2022 (Proposal 2); and

We will also transact such other business as may properly come before the Annual Meeting.
Could Other Matters Be Decided At The Annual Meeting?
The Board does not intend to present to the Annual Meeting any business other than the proposals described in this Proxy Statement. Our Board is not aware of any other business to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the individuals named as proxies, or their duly constituted substitutes acting at the Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters to the extent authorized by Rule 14a-4(c) of the Exchange Act.
What Are The Board’s Voting Recommendations?
The Board unanimously recommends that you vote your shares using the WHITE proxy card:
•
FOR ALL of the nominees to the Board (Proposal 1); and

•
FOR ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal year 2022 (Proposal 2).

How May I Obtain A Printed Copy Of The Proxy Materials?
To receive free of charge a separate copy of the Notice and, if applicable, this Proxy Statement or the Annual Report, shareholders may write or call our offices at the following:
Lee Enterprises, Incorporated
Attn: Investor Relations
4600 E. 53rd Street
Davenport, IA 52807
(563) 383-2100
Shareholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information.

Who May Vote At The Annual Meeting?
Each share of our common stock, par value $0.01 (“Common Stock”), has one vote on each proposal. Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were [•] shares of Common Stock outstanding.
Is A List Of Registered Shareholders Available?
The Company’s list of shareholders as of the close of business on the Record Date and entitled to vote at the Annual Meeting will be available for examination by any shareholder, for any purpose germane to the Annual Meeting, at the Annual Meeting and for 10 days prior to the Annual Meeting during ordinary business hours at 4600 E. 53rd Street, Davenport, IA 52807, the Company’s principal place of business. The shareholder list will also be open to the examination of any shareholder during the Annual Meeting at the place of the meeting.
How Many Votes Can Be Cast By All Shareholders?
[•] votes, consisting of one vote for each share of Common Stock outstanding on the Record Date. There is no cumulative voting, and the holders of the Common Stock vote together as a single class.
How Can I Convert Former Class B Common Stock Into Common Stock?
In 2011, all shares of Class B Common Stock were converted into an equal number of shares of Common Stock, in accordance with sunset provisions for Class B Common Stock established in 1986. If you still hold certificates for Class B Common Stock, contact our transfer agent, EQ Shareowner Services (“Equiniti”), at 1-800-468-9716 to have the shares converted to Common Stock.
What Is The Difference Between A Shareholder Of Record And A Beneficial Owner Of Shares Held In Street Name?
Shareholder of Record. You are the “shareholder of record” for any Company shares that you own directly in your name in an account with the Company’s transfer agent, Equiniti.
Beneficial Owner of Shares Held in Street Name. You are the “beneficial owner” of shares held in street name if your Company shares are held in an account with a broker, bank or other nominee as custodian on your behalf. The broker, bank or other nominee is considered the shareholder of record of these shares. As the beneficial owner, you have the right to instruct the broker, bank or other nominee how to vote the Company shares in your account. Please refer to the voting instructions provided by your bank, broker or other nominee to direct it how to vote your shares. You are also invited to attend the Annual Meeting. However, because you are not the shareholder of record, you will not be able to vote the shares of which you are the beneficial owner in person at the Annual Meeting unless you obtain a legal proxy from the shareholder of record authorizing you to vote the shares.
What Is The Quorum Requirement For The Annual Meeting?
A majority of the shares entitled to vote at the Annual Meeting must be present at the Annual Meeting in person or by proxy for the transaction of business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum if you:
•
Are entitled to vote and you are present in person at the Annual Meeting; or

•
Have properly voted on the Internet, by telephone or by submitting a proxy card or voting instruction form by mail.

Abstentions and broker non-votes (if any) are counted as present for purposes of establishing a quorum at the Annual Meeting. However, if you receive proxy materials from or on behalf of both the Company and Alden, then brokers holding shares in your account will not be permitted to exercise discretionary authority regarding either of the proposals to be voted on at the Annual Meeting. As a result, there would be no broker non-votes by such brokers. If you receive proxy materials from or on behalf of both the Company and Alden and you do not submit any voting instructions to your broker, bank or other nominee, then your shares will not be counted in determining the outcome of either of the proposals at the Annual Meeting, nor will your shares be counted for purposes of determining whether a quorum exists. For additional information regarding broker non-votes, please see the section titled “About the Annual Meeting — What Happens If I Do Not Give Specific Voting Instructions?” in this Proxy Statement. A properly executed and valid proxy marked “withhold” with respect to the election of a director nominee will be counted for purposes of determining if there is a quorum at the Annual Meeting.
How Is The WHITE Proxy Card Voted?
All shares represented by validly executed WHITE proxy cards received prior to the taking of the vote at the Annual Meeting will be voted by the designated proxy holders and, where a shareholder specifies by means of the WHITE proxy card a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the shareholder’s instructions.
THE BOARD RECOMMENDS A VOTE FOR ALL OF OUR BOARD’S NOMINEES LISTED ON THE ENCLOSED WHITE PROXY CARD. If you indicate on your WHITE proxy card, via the Internet or by telephone that you want to withhold authority to vote for a particular nominee, then your shares will not be voted for that nominee.
How Do I Vote?
Whether you are a shareholder of record or hold any of your shares in “street name,” such as in a stock brokerage account with a broker or through a bank or other nominee, you may vote in the following ways:
By Phone	By Internet
Vote by dialing the number on the WHITE proxy card or WHITE voting instruction form and following the easy voice prompts.	Follow the instructions included on the WHITE proxy card or WHITE voting instruction form.
By Mail	In Person

If you request printed copies of the proxy materials by mail, you will receive a WHITE proxy card and you may vote the proxy by filling out the WHITE proxy card and returning it in the enclosed postage-paid envelope.
Attend the Annual Meeting and vote in person. If you hold any shares in “street name,” you may not vote in person unless you bring with you a legal proxy from the organization that holds your shares.
The deadline for voting by telephone or by Internet will vary depending upon how you vote your shares. Please follow the instructions shown on your WHITE proxy card or WHITE voting instruction form.
If you are not the shareholder of record, please refer to the voting instructions provided by your bank, broker or other nominee to direct it how to vote your shares on the WHITE voting instruction form. Your vote is important. You are also invited to attend the Annual Meeting. However, if you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a legal proxy from the shareholder of record authorizing you to vote the shares.
Certain of our shareholders hold their shares in more than one account and may receive separate proxy cards or voting instruction forms for each of those accounts. To ensure that all of your shares are represented at the Annual Meeting, we recommend that you submit every WHITE proxy card or WHITE voting instruction form you receive.
Alden has notified the Company that Alden intends to file its own proxy statement with the SEC in connection with the solicitation of proxies from shareholders of Lee. Accordingly, you may receive solicitation materials from Alden seeking your proxy to vote in favor of Alden’s purported nominees.
If you do receive any materials other than from the Company, our Board urges you NOT to sign or return any proxy card sent to you by Alden. Our Board recommends a vote FOR ALL of the Board’s nominees by submitting the enclosed WHITE proxy card.

What Happens If I Do Not Give Specific Voting Instructions?
Shareholders of Record. If you are a shareholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, or sign and return a WHITE proxy card without giving specific voting instructions, then the persons named as proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.
Beneficial Owners. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, then the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters, as determined by applicable SEC and NYSE rules. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” Proposal 1 included in this Proxy Statement is considered to be a non-routine matter, and therefore brokers, banks or other nominees will not have authority to vote your shares if you do not provide them with specific voting instructions.
Typically, the ratification of the appointment of registered public accounting firm is considered a “routine” proposal, and brokers have discretion to vote on that matter even if no instructions are received from the “street name” holder. However, to the extent that Alden provides a proxy card or voting instruction form to shareholders who hold their shares in “street name,” brokers will not have discretionary voting authority to vote on any of the proposals presented at the Annual Meeting. Broker non-votes are not counted in the tabulations of the votes cast or present at the Annual Meeting and entitled to vote on any of the proposals to be voted on at the Annual Meeting, and therefore will have no effect on the outcome of the proposals. Accordingly, if Alden provides a proxy card or voting instruction form to shareholders who hold their shares in “street name,” Proposal 2 included in this Proxy Statement will be a non-routine matter, and therefore brokers, banks or other nominees will not have authority to vote your shares if you do not provide them with specific voting instructions.
If, however, Alden does not provide a proxy card or voting instruction form to shareholders who hold their shares in “street name,” then Proposal 2 would be considered to be a routine matter, and your broker, bank or other nominee would be able to vote upon the matter if you do not provide them with specific voting instructions. However, in that event, it is possible that a broker may choose not to exercise discretionary authority with respect to the Proposal 2. In that case, if you do not instruct your broker how to vote with respect to Proposal 2, your broker may not vote with respect to such proposal.
How Can I Revoke My Proxy Or Change My Vote After I Vote?
If you are a shareholder of record, you may revoke your proxy or change your vote prior to the Annual Meeting by:
•
Voting again at a later time via the Internet or by telephone;

•
Signing, dating, and returning a new proxy card or voting instruction form with a later date;

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Signing, dating, and mailing an instrument revoking the proxy to the attention of the Corporate Secretary, Lee Enterprises, Incorporated, 4600 E. 53rd St., Davenport, Iowa 52807; or

•
Attending the Annual Meeting and voting.

If you are a beneficial owner of your shares and you have instructed your bank, broker, or other nominee to vote your shares, you may change your vote prior to the Annual Meeting by following directions provided by your bank, broker or other nominee to change such voting instructions. If you hold shares in street name, your attendance at the Annual Meeting will not revoke your voting instructions. In the absence of a revocation, shares represented by proxies will be voted at the Annual Meeting.
If you vote, or have previously voted, using a proxy card or voting instruction form sent to you by Alden, you may change your vote by completing, signing, dating, and returning the enclosed WHITE proxy card in the postage-paid envelope provided, or by voting via the Internet or by telephone by following the instructions on the WHITE proxy card or WHITE voting instruction form. Please note that submitting a proxy card sent to you by Alden will revoke votes you have previously made via the Company’s WHITE proxy card.
Voting to withhold with respect to any of Alden’s purported nominees on a proxy card or voting instruction form sent to you by Alden is not the same as voting for our Board’s nominees because a vote to withhold with respect to any of Alden’s purported nominees on its voting instruction form or proxy card will revoke any WHITE voting instruction form or WHITE proxy card you may have previously submitted.
What Is The Voting Requirement To Approve Each Of The Proposals?
Proposal 1 — Election of Directors. The provisions of the By-Laws relating to majority voting for directors will not be applicable at the Annual Meeting because Alden submitted the Purported Nomination Notice stating it intends to nominate its purported nominees for election to the Board and the litigation regarding the validity of the Purported Nomination Notice was pending as of the date that was 14 days in advance of the date that we filed the definitive version of this Proxy Statement with the SEC. Accordingly, pursuant to the By-Laws, plurality voting will instead apply. Under the plurality voting provisions of our By-Laws, directors will be elected by the vote of a plurality of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the election of directors. Therefore, the three nominees for director who receive the most votes cast by the shares represented in person or by proxy at the Annual Meeting and entitled to vote in the election will be elected at the Annual Meeting.
Proposal 2 — Ratification of Selection of BDO USA, LLP. The affirmative vote of a majority of the shares of our Common Stock, represented in person or by proxy at the Annual Meeting and entitled to vote on the matter, is required to ratify the selection of BDO USA, LLP (Proposal 2). If the shareholders do not ratify the appointment, the Audit Committee of the Board (the “Audit Committee”) will consider any information submitted by the shareholders in determining whether to retain BDO USA, LLP as the Company’s independent registered public accounting firm for 2022. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its shareholders.
How Do Abstentions, Broker Non-Votes and Unmarked White Proxy Cards Affect The Voting Results?
Abstentions and Broker Non-Votes. Abstentions and withhold votes will have no effect on the outcome of Proposal 1. Broker discretionary voting is not permitted on Proposal 1, and broker non-votes, if any, will have no effect on the outcome of Proposal 1. An abstention will have same effect as a vote “against” Proposal 2. Broker non-votes, if any, will have no effect on the outcome of Proposal 2. Broker discretionary voting will also not be permitted on Proposal 2 if Alden delivers its proxy materials to your broker, bank or other nominee on your behalf. If Alden does not provide you with a proxy card or voting instruction form, your broker, bank or other nominee will be able to vote your shares with respect to Proposal 2, and broker non-votes will not be applicable.
Unmarked White Proxy Cards. If you sign and return a WHITE proxy card or otherwise vote as directed herein, but do not mark how your shares are to be voted, the individuals named as proxies therein will vote your shares in accordance with the recommendation of the Board on the two proposals; therefore, if no direction is made, an unmarked but signed WHITE proxy card will be voted:
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FOR ALL of the nominees recommended by the Board;

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FOR ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal year 2022; and

If any other matters properly come before the Annual Meeting, the individuals named as proxies therein, or their duly constituted substitutes acting at the Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters to the extent authorized by Rule 14a-4(c) of the Exchange Act.
How Do Participants In The Lee Enterprises, Incorporated Employees’ Retirement Account Plan Vote?
To vote your shares held in the Lee Enterprises, Incorporated Employees’ Retirement Account Plan, you must sign and return the proxy card or vote via the Internet or telephone as instructed in the proxy materials.

If you do not provide voting instructions before [•], 2022, the trustee will vote your shares in the same proportion as the shares of other participants for which the trustee has received proper voting instructions.
Is My Vote Confidential?
Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:
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As necessary to meet applicable legal requirements;

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To allow for the tabulation and certification of votes; and

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To facilitate a proxy solicitation.

Occasionally, shareholders provide written comments on their WHITE proxy cards, which may be forwarded to our management and the Board.
Where Can I Find The Voting Results Of The Annual Meeting?
Voting results will be tallied by the inspector of election. The Company will report the preliminary results in a Current Report on Form 8-K, to be filed with the SEC within four business days following the Annual Meeting, and the final results as soon as practicable following certification by the inspector of election.
Who Is Paying The Costs Of Proxy Solicitation?
The Company will bear the cost of the solicitation of proxies by the Company and Board. For additional information regarding the cost of this solicitation, please see the section titled “Additional Information — Costs of Solicitation” in this Proxy Statement.
What Is The Deadline To Propose Actions For Consideration, Or To Nominate Individuals To Serve As Directors, At The 2023 Annual Meeting Of Shareholders?
Shareholder Proposals for Inclusion in the Proxy Statement for the 2023 Annual Meeting
Shareholders interested in submitting a proposal considered for inclusion in the Company’s proxy statement for the 2023 annual meeting must follow the procedures set forth in Rule 14a-8 under the Exchange Act. Proposals must be submitted to us by registered, certified, or express mail to the attention of the Corporate Secretary, Lee Enterprises, Incorporated, 4600 E. 53rd St., Davenport, Iowa 52807. In general, to be considered for inclusion in our proxy statement and form of proxy relating to the 2023 annual meeting, shareholder proposals must be received no later than [•].
Director Nominations for Inclusion in the Proxy Statement for the 2023 Annual Meeting (“Proxy Access”)
Under the proxy access provision in our By-Laws, an eligible shareholder or group of up to 20 shareholders owning at least 3% of our common stock continuously for three years may elect to nominate up to two individuals or 20% of the Board, whichever is greater, for election at the 2023 annual meeting, and to have those individuals included in our proxy statement for that meeting. If a shareholder or group of shareholders wishes to nominate one or more director candidates to be included in the Company’s proxy statement for the 2023 annual meeting pursuant to these proxy access provisions in Article II, Section 12 of the By-Laws, notice must be received by the Secretary of the Company at the Company’s principal executive offices no earlier than the close of business on [•] and no later than the close of business on [•]. However, if the date of the 2023 annual meeting is more than 30 days before or more than 60 days after the first anniversary of the date of the Annual Meeting, such notice must be received by the Secretary of the Company at the Company’s principal executive offices no earlier than the close of business on the date that is 150 days in advance of the date of the 2023 annual meeting and no later than the close of business on the later of 120 days in advance of the 2023 annual meeting or 10 days following the date we first publicly announce the date of 2023 annual meeting. Any such notice must also comply with the timing, disclosure, procedural and other requirements as set forth in our By-Laws.

Other Proposals or Director Nominations for Presentation at the 2023 Annual Meeting
Shareholders who wish to nominate one or more individuals to serve as directors or to bring business before the 2023 annual meeting (other than nominations pursuant to our proxy access bylaw or a shareholder proposal in accordance with Rule 14a-8), must notify the Secretary of the Company in writing and provide the information required by Article II, Section 2 of our By-Laws. The notice must be delivered to, or mailed and received at, the attention of the Corporate Secretary, Lee Enterprises, Incorporated, 4600 E. 53rd St., Davenport, Iowa 52807 no earlier than the close of business on [•] and no later than the close of business on [•]. However, if the date of the 2023 annual meeting is more than 30 days before or more than 70 days after the first anniversary of the date of the Annual Meeting, such notice must be delivered to, or mailed and received at, the attention of the Corporate Secretary, Lee Enterprises, Incorporated, 4600 E. 53rd St., Davenport, Iowa 52807 no earlier than the close of business on the 120th day in advance of the 2023 annual meeting and no later than the close of business on the later of 90 days in advance of the 2023 annual meeting or 10 days following the date we first publicly announce the date of 2023 annual meeting. Any such notice must also comply with the timing, disclosure, procedural and other requirements as set forth in our By-Laws.
A copy of our By-Laws were filed with the SEC as Exhibit 3.1 to our Current Report on Form 8-K on June 27, 2019. That document may be located on our website www.lee.net. Click on “Investors,” then “Financials & Filings” and “SEC filings.”
Who Should I Call If I Have Questions About The Annual Meeting?
If you have any questions or require assistance voting on the WHITE voting instruction form or WHITE proxy card, or if you need additional copies of the proxy materials, please contact our proxy solicitation firm, Morrow Sodali at:
Morrow Sodali LLC
509 Madison Avenue Suite 1206
New York, NY 10022
Shareholders Call Toll Free: 800-662-5200
Banks, Brokers, Trustees, and Other Nominees Call Collect: 203-658-9400
Email: LEE@investor.MorrowSodali.com
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Company’s Proxy Statement, form of WHITE proxy card, and 2021 Annual Report on Form 10-K are available at [•]

BACKGROUND OF THE SOLICITATION
On January 29, 2020, Lee announced the purchase of Berkshire Hathaway’s newspaper operations. Later that day, Alden filed a Schedule 13D with the SEC reporting beneficial ownership of 5.9% of the outstanding Lee Common Stock.
On March 3, 2020, representatives of Lee met with Alden representatives including principal Heath Freeman to discuss Alden’s investment in Lee.
On June 10, 2020, Alden filed an amendment to its Schedule 13D reporting beneficial ownership of 7.1% of the outstanding Common Stock.
Alden Global Capital, LLC disclosed a position in our Common Stock in four quarterly Form 13Fs filed with the SEC between May 15, 2020 and February 16, 2021.
Then, Alden Global Capital, LLC filed a Form 13F with the SEC on May 15, 2021, reporting no position in our Common Stock as of March 31, 2021. Alden Global Capital, LLC later filed two more Form 13Fs with the SEC on August 16, 2021 and November 15, 2021, which also do not report any position in our Common Stock as of June 30, 2021 and September 30, 2021, respectively.
On November 22, 2021, Alden issued a press release announcing an unsolicited, non-binding offer to acquire Lee for $24.00 per share in cash (the “Alden Proposal”). The press release asserted that Alden owned approximately 6% of our Common Stock, which the Company believed to be inconsistent with Alden Global Capital, LLC’s failure to report any position in our Common Stock for the prior three quarters.
On the same day, Alden sent the Company a private letter requesting copies of Lee’s directors and officers (D&O) questionnaire and written representation and agreement (collectively, the “Nomination Materials”), materials the By-Laws require any director nominees to complete as part of any shareholder’s notice of director nominations. Alden requested that the Nomination Materials be furnished to it within less than 24 hours.
On November 23, 2021, Alden filed an amendment to its Schedule 13D with the SEC reporting beneficial ownership of 6.1% of the outstanding Common Stock and attached a copy of the Alden Proposal.
On that same day, Lee sent a response to Alden rejecting its request for Nomination Materials, as Alden was not a stockholder of record (as the By-Laws required).
On November 24, 2021, the Board adopted a limited-duration shareholder rights plan, and the Company issued a press release announcing the adoption of the rights plan.
On the afternoon of November 26, 2021, the deadline for shareholders to submit notices of shareholder proposals or director nominations pursuant to the By-Laws, Alden submitted the Purported Nomination Notice. Alden also issued a press release in connection with its submission of the Purported Nomination Notice.
On November 29, 2021, the Company issued a press release stating it will review the Purported Nomination Notice.
That same day, Alden filed an amendment to its Schedule 13D with the SEC reporting beneficial ownership of 6.3% of the outstanding Common Stock and that it had submitted the Purported Nomination Notice.
On December 3, 2021, the Company sent a letter to Alden stating the Board determined the Purported Nomination Notice was invalid for noncompliance with the By-Laws and any nominations purported to be made pursuant to the Purported Nomination Notice would be disregarded. The Company also issued a press release announcing that the Purported Nomination Notice was invalid and accordingly that Alden could not nominate director nominees at the Annual Meeting.
On December 8, 2021, Praetorian Capital Management, LLC (together with its affiliates, “Praetorian”) filed a Schedule 13D with the SEC reporting beneficial ownership of 7.3% of our Common Stock and attached a letter stating that the Alden Proposal is “clearly insufficient and opportunistic.” Praetorian noted in the letter that it believes “shares [of Lee’s Common Stock] are worth north of $100 today and likely worth a few hundred each if the digital transformation continues at the current pace.”
On December 9, 2021, Lee sent a letter to Alden, and issued a press release, announcing the Board had unanimously rejected the Alden Proposal because it grossly undervalues Lee and was not in the best interests of the Company and its shareholders.
On December 15, 2021, 12 days after the Purported Nomination Notice was rejected, Alden filed a complaint in the Court of Chancery of the State of Delaware against Lee and the incumbent Lee directors with respect to the rejection of the Purported Nomination Notice.
On December 16, 2021, Alden attached a copy of its complaint to an amendment to its Schedule 13D filed with the SEC. The Delaware Court of Chancery has scheduled a trial in connection with Alden’s complaint for February 7, 2022.
On January 14, 2022, Lee filed this preliminary proxy statement with the SEC in connection with the Annual Meeting.

PROPOSAL 1 — ELECTION OF DIRECTORS
At the Annual Meeting, three directors on our eight-member Board are to be elected for three-year terms expiring at the annual meeting in 2025. Each of the individuals named below is a nominee of the full Board for election as a director at the Annual Meeting. Our Board has examined the relationship between each of our non-employee directors and the Company and has determined that Mr. Moloney qualifies as an “independent” director in accordance with The Nasdaq Stock Market LLC (“NASDAQ”) listing requirements (“NASDAQ rules”) and SEC rules. Ms. Junck does not qualify as an independent director because she is the former chief executive officer of the Company. Mr. Mowbray does not qualify as an independent director because he is an employee of the Company. The current terms of the nominees, Ms. Junck and Messrs. Moloney and Mowbray, expire in 2022.
Each nominee has provided a consent permitting the Company to name such nominee in this Proxy Statement and stating that such nominee consents to serve if elected as a director, and the Board has no reason to believe that any nominee will be unable to serve. However, if, before the election, any nominee is unable to serve or for good cause will not serve (a situation that we do not anticipate), the proxy holders will vote the proxies for the remaining nominees and for substitute nominees chosen by the Board (unless the Board reduces the number of directors to be elected). If any substitute nominees are designated, we will file an amended proxy statement that, as applicable, identifies each substitute nominee, discloses that such nominee has consented to being named in the revised proxy statement and to serve if elected, and includes certain biographical and other information about such nominee required by the rules of the SEC.
The Board recommends using the enclosed WHITE proxy card to vote FOR ALL of the Board’s nominees for director. Alden has notified the Company that Alden intends to seek your proxy to vote in favor of Alden’s purported nominees. Accordingly, you may receive solicitation materials from Alden seeking your proxy to vote in favor of Alden’s purported nominees.
The Company has provided you with the enclosed WHITE proxy card. Our Board recommends that you vote FOR ALL of the nominees proposed by our Board. If you do receive any proxy materials other than from the Company, our Board strongly recommends that you DISREGARD any such materials. If you vote, or have already voted, using a proxy card sent to you by Alden, you have every right to change your vote and we urge you to revoke that proxy by voting FOR ALL of our Board’s nominees by submitting the enclosed WHITE proxy card. Only your latest dated vote will be counted.
The following material contains information concerning the Board’s nominees, including their period of service as a director, their recent employment, other directorships, including those held during the past five years with a public company or registered investment company, and age as of the Annual Meeting.
In addition to the information set forth below, Appendix A sets forth information relating to our directors, nominees for directors, and certain of our officers and employees who may be considered “participants” in our solicitation under applicable SEC rules by reason of their position as directors of the Company, as nominees for directors, or because they may be soliciting proxies on our behalf.
NOMINEES FOR ELECTION AS DIRECTORS WITH TERMS EXPIRING IN 2025
Mary E. Junck, 74, Director since 1999
Mary E. Junck was elected Executive Chairman of the Company in February 2016 and elected Chairman in February 2019. She joined Lee in 1999 as Executive Vice President and Chief Operating Officer. She became president in 2000, Chief Executive Officer in 2001 and Chairman in January 2002. She previously held senior executive positions at the former Times Mirror Company, where she was responsible for the operations of Newsday, The Baltimore Sun (publisher and chief executive officer), the Hartford Courant, The Morning Call, Southern Connecticut Newspapers and St. Paul Pioneer Press (publisher and president). She also had responsibility for Times Mirror magazines and StayWell, Times Mirror’s consumer health company. She was a member of the board of directors of The Associated Press from 2004 to 2017 and was chairman from 2012 to 2017. Since October 2016, Ms. Junck has served as a director of Postmedia Network Canada Corp. (TSE: PNC.A), a public company based in Toronto, Canada, that owns numerous newspapers and associated online platforms throughout Canada.

Ms. Junck’s in-depth knowledge of the Company and the publishing industry, in which she has worked in executive and senior management positions for more than 30 years, enables her to lead the Board effectively in her capacity as Chairman. Ms. Junck provides a valuable and unique perspective in Board deliberations about the Company’s business, competitive landscape, strategic relationships and opportunities, senior leadership and operational and financial performance. As Chairman, Ms. Junck serves as an advisor to the Chief Executive Officer and provides overall leadership for the Board. Her experience provides her with a thorough understanding of strategic direction and partnerships, financial matters and board management.
Herbert W. Moloney III, 70, Director since 2001
From December 2006 until his retirement in July 2011, Mr. Moloney was President and Chief Operating Officer of Western Colorprint, Inc., a privately held company that provided advertising supplements and commercial printing services to the publishing industry. From April 2005 to November 2006, Mr. Moloney was President and Publisher of the Washington Examiner. From 2000 to March 2005, Mr. Moloney was the Chief Operating Officer, North America, and an Executive Vice President of Vertis, Inc., a premium provider of targeted advertising and marketing solutions to leading retail and consumer services companies.
Mr. Moloney is Chairman of the Executive Compensation Committee and a member of the Audit Committee, the Nominating and Corporate Governance Committee, and the Executive Committee. Mr. Moloney has been designated as the Company’s Lead Director by the independent directors to preside over executive sessions of non-management directors, among other duties.
Mr. Moloney brings to the Board more than 30 years of executive and management experience in the publishing and television industries. His extensive relevant industry and executive leadership experience provides him with substantive knowledge about a variety of issues that are related to the Company’s business, including digital and print advertising and marketing, operations and strategy development.
Kevin D. Mowbray, 60, Director since February 2016
Mr. Mowbray was elected as the Company’s President and Chief Executive Officer (“CEO”) in February 2016. Prior to his election as CEO, Mr. Mowbray was the Company’s Executive Vice President and Chief Operating Officer from April 2015, and served as Vice President and Chief Operating Officer since 2013. He previously was publisher of the Company’s largest newspaper, the St. Louis Post-Dispatch, from 2006 to 2013, where he drove the Company’s digital efforts and piloted many significant digital products and initiatives. Mr. Mowbray is a member of the News Media Alliance board of directors, where he also serves on its executive committee and is the chair of the board of trustees of the American Press Institute. He is also a member of the board of directors of the Associated Press.
As President and CEO, Mr. Mowbray has direct responsibility for all aspects of the Company’s operations, including more than 77 markets in 26 states and the corporate staff, with special focus on digital growth, revenue expansion and business transformation. His familiarity with the Company and his role in spearheading the development of our five-year strategic plan and digital strategies and overseeing our transformation, coupled with his 35 years’ of executive and management experience in the publishing industry, makes him a valuable addition to our Board.
INCUMBENT DIRECTORS WITH TERMS EXPIRING IN 2023
David T. Pearson, 56, Director since February 2020
Mr. Pearson is a private investor and business consultant. He was Chief Financial Officer of Vonage (NASDAQ: VG) from May 2013 until August 2020. In that position, he managed Vonage’s Finance, Corporate Development and Investor Relations organizations. Before Mr. Pearson joined Vonage, he spent over nine years with Deutsche Bank Securities focused on Technology, Media & Telecom (TMT) as a Managing Director and Global Media & Telecom Group Head. Prior to joining Deutsche Bank, Mr. Pearson worked at Goldman, Sachs & Co. in the firm’s TMT practice for nine years, leaving as a Managing Director. He began his career at Coopers & Lybrand and holds a M.B.A. from Harvard Business School and his A.B. in Political Science and Organizational Behavior/Management from Brown University.

Mr. Pearson is a member of the Audit Committee and serves as one of the Audit Committee’s designated financial experts.
Mr. Pearson has significant executive experience, including in the areas of operations, technology, finance, capital allocation, capital markets and mergers and acquisitions, as a result of his career as an executive at and advisor to companies in the technology, media and telecommunications sectors. Additionally, through his role as Chief Financial Officer of Vonage as well as his investment banking roles, Mr. Pearson has developed a strong understanding of financial and disclosure responsibilities, internal controls and procedures, and risk management functions, making him well-qualified to serve on the Audit Committee as one of its designated financial experts.
Margaret R. Liberman, 53, Director since June 2019
Ms. Liberman is Senior Vice President, News, Talk & Entertainment at SiriusXM (NASDAQ: SIRI), where she has served since October 2017 and is responsible for content and strategic direction of the talk portfolio, overseeing 60 original and partner channels and all podcast programming produced under the Stitcher and Earwolf labels. Previously, she was Vice President and Editor in Chief of the Yahoo News Group from September 2013 to June 2017 and spent 13 years at The New York Times (NYSE: NYT), most recently as Deputy News Editor for Digital Development from 2010 to 2013. From 2001 to 2010, Ms. Liberman worked at The New York Times Magazine, first as a Story Editor before becoming Deputy Editor, where she oversaw numerous award-winning video and multimedia projects. Ms. Liberman began her career at a small children’s book publisher before assuming various editorial roles at Us Weekly, Swing Magazine, Martha Stewart Living, and Bridal Guide Magazine. Ms. Liberman earned a Bachelor of Arts degree from Barnard College in 1990 and a Master of Science degree from Columbia Graduate School of Journalism in 1995.
Ms. Liberman is a member of the Nominating and Corporate Governance Committee.
Ms. Liberman is a lifelong journalist and highly accomplished digital media executive. She brings top-tier experience and tremendous expertise developing and implementing effective digital platform strategies and directing award-winning editorial content. Her extensive experience and industry familiarity enables her to contribute effectively to the Board’s oversight of the Company’s strategy and operations.
Brent Magid, 57, Director since September 2010
Mr. Magid is President and Chief Executive Officer of Frank N. Magid Associates, Inc., a research-based strategy consulting company with expertise in a wide range of media. From 2007 to 2009, Mr. Magid served as a director of Quattro Wireless, a mobile advertising company. From 1989 to 1991, Mr. Magid worked in the entertainment group of JPMorgan Chase & Co.
Mr. Magid is Chairman of the Audit Committee and serves as one of the Audit Committee’s designated financial experts and is also a member of the Executive Compensation Committee.
Mr. Magid provides the Board with experience and insight into key marketing and advertising trends and related media industry strategies, especially digital media and digital services. Also, Mr. Magid provides significant financial experience and contributes extensively to the oversight and integrity of the Company’s financial statements, risk management and risk assessment, ethics and compliance functions, and procedures and controls, which qualify him to serve as Chairman of the Company’s Audit Committee and as one of its designated financial experts.
INCUMBENT DIRECTORS WITH TERMS EXPIRING IN 2024
Steven C. Fletcher, 54, Director since February 2020
Mr. Fletcher has served as the Chief Executive Officer of technology company Explorer Parent LLC, an investment firm that sponsors special purpose acquisition companies (SPACs), since May 2018, an advisor to E. Merge Technology Acquisition Corp. (NASDAQ: ETAC) since July 2020, an advisor to Carney Technology Acquisition Corp. II (NASDAQ: CTAQ) since December 2020, an advisor to Epiphany Technology Acquisition Corp. (NASDAQ: EPHY) since January 2021, and an advisor to Enterprise 4.0 Technology Acquisition Corp. (NASDAQ: ENTF) since October 2021. He also has served since 2013 as an independent director of atVenu, a leading live event commerce platform, where he is a member of the Audit and Compensation Committees, and as an independent director of Life Signals, Inc. a healthcare technology company, since November 2021. From 2003 to May 2018, Mr. Fletcher was a Managing Director, Co-Head of the Digital Media Group and Head of the Software Group at GCA Savvian, a global investment bank. He was also a member of the firm’s Management Committee. From 1994 until 2002, Mr. Fletcher worked at Goldman, Sachs & Co., where he held a number of leadership roles including Head of the Private Placement Group, Head of the IT Services sector and Co-Head of the Hardware, Storage, EMS and Internet Infrastructure sectors. He began his career at Deloitte & Touche as a CPA. Mr. Fletcher received a B.A. in Economics from UCLA and an M.B.A. from the Wharton School of the University of Pennsylvania.
Mr. Fletcher is a member of the Audit Committee, Executive Compensation Committee, and Nominating and Corporate Governance Committee.
Mr. Fletcher brings to the Board more than 20 years of experience in the investment banking industry, and he has extensive expertise with respect to debt and equity financing, strategic transactions, capital allocation, capital markets and corporate financial management, particularly in the digital media sector. He also has significant experience with corporate governance through prior service on several public company boards. His experience enables him to provide strong oversight of financial and disclosure responsibilities, controls and procedures, and he serves as one of the Audit Committee’s designated financial experts.
Gregory P. Schermer, 67, Director since 1999
Mr. Schermer served as Vice President — Strategy of the Company from March 2012 until his retirement in September 2016. From 1989 to July 2006, Mr. Schermer served as Corporate Counsel of the Company, and from July 2006 until October 2012, he served as Vice President — Interactive Media of the Company. Mr. Schermer led the development of the Company’s digital media strategies and platforms, including the successful expansion of TownNews and represented the Company in several industry digital media initiatives, including The Local Media Consortium (the “Consortium”), a group of 82 companies that create digital partnerships for local media operations. Mr. Schermer served as a member of the Consortium’s executive committee.
Mr. Schermer provides the Board with insight and operational perspective on the Company’s digital media strategies and his in-depth understanding of the Company’s business, strategy and operations makes him well-qualified to provide guidance to the Board in its oversight of the Company’s digital transformation. Through his former role as the Company’s corporate counsel, he also provides the Board with valuable insight on legal matters, compliance and risk assessment, and corporate governance.
Voting Standard
The provisions of the By-Laws relating to majority voting for directors will not be applicable at the Annual Meeting because Alden submitted the Purported Nomination Notice stating it intends to nominate its purported nominees for election to the Board and the litigation regarding the validity of the Purported Nomination Notice was pending as of the date that was 14 days in advance of the date that we filed the definitive version of this Proxy Statement with the SEC. Accordingly, pursuant to the By-Laws, plurality voting will instead apply. Under the plurality voting provisions of our By-Laws, directors will be elected by the vote of a plurality of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the election of directors. Therefore, the three nominees for director who receive the most votes cast by the shares represented in person or by proxy at the Annual Meeting and entitled to vote in the election will be elected at the Annual Meeting.
THE BOARD RECOMMENDS USING THE WHITE PROXY CARD TO
VOTE “FOR ALL” OF THE NOMINEES RECOMMENDED BY OUR BOARD

PROPOSAL 2 — RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed BDO USA, LLP (“BDO”) to serve as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending September 25, 2022. Our By-Laws do not require that the shareholders ratify the appointment of BDO as our independent registered public accounting firm. The Board is requesting the shareholders to ratify this appointment as a means of soliciting shareholders’ opinions and as a matter of good corporate practice.
Representatives of BDO are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from shareholders.
Changes in Independent Registered Public Accounting Firm
Following an extensive evaluation process where the Audit Committee invited multiple registered accounting firms to participate in the process, on October 29, 2021, the Audit Committee selected BDO as the Company’s independent registered public accounting firm for the fiscal year ending September 25, 2022. KPMG LLP (“KPMG”), the Company’s prior independent registered public accounting firm, served as the Company’s independent registered public accounting firm until it was dismissed upon the completion of its audit of the Company’s consolidated financial statements for the fiscal year ending September 26, 2021 and the audit of the effectiveness of internal control over financial reporting as of September 26, 2021.
KPMG’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended September 29, 2019, and September 27, 2020, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The report of KPMG for the fiscal ended September 27, 2020 included an explanatory paragraph referring to the Company’s change in method of accounting for leases as of September 30, 2019 due to the adoption of Accounting Standard Update (ASU) No. 2016-02, Leases, and related updates. The report of KPMG on the effectiveness of internal control over financial reporting as of September 27, 2020 contains an explanatory paragraph that states during 2020, the Company completed the acquisitions of the assets of BH Media Group, Inc. and the stock of The Buffalo News, Inc. and management excluded from its assessment of the effectiveness of the Company’s internal control over financial reporting as of September 27, 2020, BH Media Group, Inc. and The Buffalo News, Inc.’s internal control over financial reporting associated with 38.4% of total assets and 32.5% of total revenues included in the consolidated financial statements of the Company as of and for the year ended September 27, 2020.
During the fiscal years ended September 29, 2019, and September 27, 2020, and the subsequent interim period through June 27, 2021, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1) (v) of Regulation S-K.
The Company requested that KPMG furnish a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of KPMG’s letter, dated November 2, 2021, was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 3, 2021.
Voting Standard
The affirmative vote of a majority of the shares of our Common Stock, represented in person or by proxy at the Annual Meeting and entitled to vote on the matter, is required to pass this Proposal 2 to ratify the selection of BDO. If the shareholders do not ratify the appointment, the Audit Committee will consider any information submitted by the shareholders in determining whether to retain BDO as the Company’s independent registered public accounting firm for 2022. Even if the appointment of BDO is ratified, the Audit

Committee, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its shareholders.
THE BOARD RECOMMENDS USING THE WHITE PROXY CARD TO VOTE “FOR” THE RATIFICATION OF THE SELECTION OF BDO USA, LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE
FISCAL YEAR ENDING SEPTEMBER 25, 2022

DIRECTORS’ MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
General
Our Board met eight times in 2021. No incumbent director attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which he or she served in 2021. All 2022 director nominees and all of the remaining five incumbent directors attended our 2021 Annual Meeting of Shareholders held on February 25, 2021. All directors are expected to attend each meeting of our Board and the committees on which they serve and are also expected to attend our annual meetings of shareholders.
Our Board has four standing committees: the Audit Committee, the Executive Committee, the Executive Compensation Committee, and the Nominating and Corporate Governance Committee. With the exception of the Executive Committee, each is composed of at least three independent directors, and each committee operates under a written charter, which are all available on our website www.lee.net by clicking on “About” and then “Governance”.
The members of the committees are shown in the table below:
	Audit Committee(1)	Executive Committee	ECC(1)	NCGC(1)
Steven C. Fletcher	Member	—	Member	Member
Margaret R. Liberman	—	—	—	Member
Mary E. Junck	—	Chairman	—	—
Brent M. Magid	Chairman	—	Member	—
Herbert W. Moloney III	Member	Member	Chairman	Member
Kevin D. Mowbray	—	Member	—	—
David T. Pearson	Member	—	—	—
Gregory P. Schermer	—	—	—	Chairman

(1)
The Committee is composed of “independent” non-employee directors. See discussion of “Director Independence” below.

Board Leadership Structure
As stated in our Corporate Governance Guidelines, our Board has no formal policy with respect to the separation of the offices of Chairman and the CEO. Our Board presently believes that having a separate Chairman and CEO, together with an independent Lead Director, provides the best Board leadership structure for the Company. This structure, together with our other corporate governance practices, provides strong independent oversight of management, while ensuring clear strategic alignment throughout the Company. Ms. Junck serves as Chairman of the Board and Kevin Mowbray serves as President and CEO. Our Lead Director is a non-employee director who is elected by the independent members of the Board at its annual meeting. Herbert W. Moloney III, a director since 2001, currently serves as our Lead Director.
The role of Mr. Moloney, as Lead Director, includes the following duties:
•
Preside at all meetings of the Board when the Chairman is not present;

•
Call meetings of the non-management directors, as needed;

•
Develop the agendas for meetings of the non-management directors;

•
Preside at executive sessions of the non-management directors;

•
Confer regularly with the Chairman and the CEO;

•
Serve as a liaison between the CEO and the non-management directors;

•
In consultation with the Chairman, review and approve Board meeting schedules and agendas; and

•
Meet with shareholders as appropriate.

Risk Oversight
Oversight of risk management is a responsibility of the Board and is an integral part of the Board’s oversight of our business. The primary responsibility for the identification, assessment and management of the various risks resides with management. The Board has delegated to the Audit Committee primary responsibility for evaluating our overall risk management profile and ensuring that management has established and adequately reviewed processes for identifying and preparing the Company to manage risks.
The Board oversees the Company’s overall social responsibility strategy and supports the implementation of the Company’s environmental, social, and governance (ESG) plan, while specific ESG topics are overseen by the appropriate Board committee. In addition, the Board oversees the Company’s efforts to realize a more diverse, equitable, and inclusive (DEI) workplace for our employees and to promote a more complete and inclusive news coverage of the communities in which we serve. The Board continues to monitor and evaluate the impact of the Company’s ESG and DEI efforts and strives for improvement and growth of the Company’s social responsibility benchmarks.
Board Response to COVID-19
The impact on the Company’s business as a result of the COVID-19 pandemic was significant and immediate. As the pandemic has developed, the Board continues to receive frequent updates on the impact to the Company’s employees, advertisers, consumers, and business. The Board reviews with management on an ongoing basis the various measures taken by the Company to respond to the pandemic, including the implementation of temporary and permanent cost actions, solidifying relationships with local advertisers through a marketing grant program, enhancing the Company’s liquidity through its refinancing and continued acquisition integration, and focusing on strategic innovations that meet the needs of the Company’s consumers and advertisers. The Board’s main priorities remain the safety and well-being of the Company’s employees, advertisers, and consumers, while continuing to deliver vital news and information to customers in the Company’s local markets, and the Board continues to monitor developments, and will make additional decisions as needed to support the Company’s employees, advertisers, consumers, and the long-term success of the Company’s business.
Director Independence
The Nominating and Corporate Governance Committee assesses the independence of each director and director nominee and makes recommendations to the Board. For a director or director nominee to be “independent,” the Board must affirmatively determine that the director has no material relationship with the Company other than his or her service as a director. In addition, members of the Audit Committee and Executive Compensation Committee must meet heightened independence standards under applicable NASDAQ and SEC rules.
Our Board has examined the relationship between each of our non-employee directors and the Company and has determined that Ms. Liberman and Messrs. Fletcher, Magid, Moloney, Pearson and Schermer qualify as “independent” directors in accordance with NASDAQ rules and, in the case of the Audit Committee and Executive Compensation Committee, the rules of the SEC. Ms. Junck does not qualify as an independent director under NASDAQ rules because she is a former executive officer of the Company. Mr. Mowbray does not qualify as an independent director because he is an employee of the Company.
Audit Committee
The Audit Committee consists of Messrs. Fletcher, Magid, Moloney and Pearson, with Mr. Magid serving as chairman. The Audit Committee met eight times in 2021. The Audit Committee has the oversight responsibilities set forth in its charter, including, without limitation: (1) the quality and integrity of our financial statements; (2) our compliance with legal and regulatory requirements, including the review of related persons reports and disclosures of transactions involving the Company and any director, nominee for director, officer, owner of more than 5% of our Common Stock, or immediate family member of any of the above; (3) our overall risk management profile, including, without limitation, cyber risks; (4) the independent registered public accounting firm’s qualifications and independence; (5) the performance of our internal audit function and that of our independent registered public accounting firm; and (6) preparation of the annual Audit Committee Report to be included in our Proxy Statement.
Executive Committee
The Executive Committee consists of Ms. Junck and Messrs. Moloney and Mowbray, with Ms. Junck serving as chairman. The Executive Committee met three times in 2021. The Executive Committee may exercise the authority of the Board between its meetings, except to the extent that the Board has delegated authority to another committee or to other persons, and except as limited by applicable law or resolution of the Board. The Executive Committee also has the authority to consider, review, and advise the Chairman, the CEO, and the Board from time to time regarding fundamental financial issues affecting the Company.
Executive Compensation Committee
The Executive Compensation Committee consists of Messrs. Fletcher, Magid and Moloney, with Mr. Moloney serving as chairman. The Executive Compensation Committee met four times in 2021. Its responsibilities include, without limitation, the authority to: (1) administer our Retirement Account Plan, our Supplementary Benefit Plan, as amended and restated as of January 1, 2008 (“Non-Qualified Plan”), our 2020 Long-Term Incentive Plan (“LTIP”), our Employees’ Amended and Restated 1977 Employee Stock Purchase Plan (“ESPP”), and our 2005 Supplemental Employee Stock Purchase Plan (“SPP”); (2) establish salaries, bonus formulae, and bonuses, and participation in other benefit plans or programs for executive officers; (3) review employment terminations involving payment to any officer or other key executive in excess of $200,000; (4) approve employment contracts for executives extending beyond one year; (5) approve the position description, performance standards, and goals for incentive cash and restricted stock awards for our CEO and other executive officers under our Incentive Compensation Program and to measure their related performance thereunder; and (6) to determine and, as appropriate, recommend to the Board the compensation of non-employee directors, including the Chairman, Lead Director, and committee chairs. In addition, the Executive Compensation Committee recommends to the Board significant employee benefit programs and bonus or other benefit plans affecting executives other than our Named Executive Officers listed in the Summary Compensation Table (“NEOs”). The Executive Compensation Committee is also responsible for evaluating risks posed by our compensation policies.
Compensation Committee Interlocks and Insider Participation
Messrs. Moloney and Magid served on the Executive Compensation Committee for all of fiscal year 2021. Mr. William E. Mayer served on the Executive Compensation Committee until his retirement in February 2021, when Mr. Fletcher began to serve on the committee. Each director who served on the Executive Compensation Committee during 2021 is independent within the meaning of NASDAQ’s independent director standards, as currently in effect. None of them either has been an officer or employee of the Company at any time or has had a relationship requiring disclosure by the Company under Item 404 of the SEC’s Regulation S-K. None of our executive officers served during fiscal year 2021 on the compensation committee (or equivalent body) or the board of directors of another entity whose executive officers served on our Executive Compensation Committee.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee consists of Ms. Liberman and Messrs. Fletcher, Moloney and Schermer, with Mr. Schermer serving as chairman. The Nominating and Corporate Governance Committee met four times in 2021. Its functions are to consider and recommend to the Board all nominees for possible election and re-election to the Board, and to consider all matters relating to the size, composition and governance of the Board and the general subject matter, size and composition of Board committees.
The Nominating and Corporate Governance Committee regularly reviews the composition of the Board, anticipated openings, and whether the addition of directors with particular experiences, skills, or other characteristics would make the Board more effective. The Nominating and Corporate Governance Committee seeks directors who possess integrity and other valuable character traits, broad experience, expertise in their field, capacity to understand our business, a willingness to devote adequate time to duties of the Board, and the ability to make independent judgments using their diversity of experience. The Nominating and Corporate Governance Committee also considers if a potential nominee will otherwise qualify for membership on the Board and if the potential nominee will satisfy NASDAQ’s independent director requirements and the SEC. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers the director’s past attendance at meetings and participation in and contributions to the Board.
The Nominating and Corporate Governance Committee considers diversity in the nominating process and recognizes the value of diverse opinions, perspectives, personal and professional experiences, and backgrounds. The Nominating and Corporate Governance Committee believes that the judgment and perspectives offered by a diverse Board improves the quality of decision-making and has the potential to enhance the Company’s business performance. The Nominating and Corporate Governance Committee also believes that diversity can help the Board to respond more effectively to the needs of the Company’s business partners, shareholders, employees, and other stakeholders.
Consideration of a nominee for the Board typically involves a series of internal discussions, review of a nominee’s background and experience, and interviews of the nominee. Our Board has also engaged a leading, nationally recognized director search firm, Korn Ferry, to assist the Nominating and Corporate Governance Committee in identifying, screening, and assessing the capabilities of potential director candidates. The Nominating and Corporate Governance Committee seeks nominees who, taken together as a group, possess the skills, diversity, and expertise appropriate for maintaining a well-rounded and effective Board aligned with achievement of the Company’s business strategy and operations. The Nominating and Corporate Governance Committee meets to consider and approve nominees, and makes its recommendations to the Board to fill a vacancy, add an additional member, or recommend a slate of nominees to the Board for nomination and election to the Board. Director nominees recommended by the Nominating and Corporate Governance Committee for election at an annual meeting are subject to approval by the full Board.
The Nominating and Corporate Governance Committee considers nominees recommended by shareholders. The Nominating and Corporate Governance Committee evaluates nominees proposed by shareholders using the same criteria as other nominees. A shareholder’s written nomination should be mailed or delivered to the attention of Chairman, Nominating and Corporate Governance Committee, in care of the Company, at 4600 E. 53rd St., Davenport, Iowa 52807. The nomination should include the shareholder’s name, address, and number of shares of our Common Stock owned. It should also include the name, age, and business and residence addresses of the individual being nominated, the nominee’s principal occupation or employment, and the number of shares of our Common Stock if any, owned by the nominee, together with a statement indicating the nominee’s willingness to serve, if elected. To assist in the evaluation of nominees recommended by the shareholders, the Nominating and Corporate Governance Committee may require the nominees to provide any additional information about themselves as the Nominating and Corporate Governance Committee may determine appropriate or desirable, including information required to be disclosed in our Proxy Statement under the Exchange Act. To be considered by the Nominating and Corporate Governance Committee for the slate recommended in the Proxy Statement for the 2023 annual meeting, shareholders must submit the name of the proposed nominee and the required information under our By-Laws to the Nominating and Corporate Governance Committee between [•] and [•].

CORPORATE GOVERNANCE
Recent Board Refreshment and Governance Enhancements
Our Board believes that the Company benefits from a mix of directors with experience and familiarity with the Company’s business developed over a number of years and directors with fresh perspectives and new ideas. To this end, the Board has maintained an ongoing Board refreshment process, seeking out new, highly qualified candidates whose background and experience align with the Company’s strategy and complement the existing skill sets on the Board. The Board is also committed to sound corporate governance and is committed to maintaining a governance structure that promotes and protects the long-term interests of shareholders.
Below is a summary of the changes to our governance and Board over the past three years:
Effective July 11, 2019, our Board appointed digital media expert Margaret (Megan) R. Liberman as a new independent director to the Board. As a lifelong journalist and highly accomplished digital media executive, Ms. Liberman brings unique perspectives and experience developing and implementing digital strategies.
Concurrent with Ms. Liberman’s appointment, the Company also announced that the Board unanimously adopted and approved the currently effective By-Laws to implement certain governance enhancements, including:
•
A majority voting standard for the election of directors in uncontested elections;

•
Proxy access, providing shareholders who satisfy the requirements specified in the By-Laws the ability to include their own nominees in the Company’s proxy statement; and

•
Substantially more time for shareholders to submit proposals and director nominations for consideration at annual meetings.

Effective February 19, 2020, our Board appointed Steven Fletcher and David Pearson as independent directors. Their experience in technology, media, and finance have been highly valuable as our Board continues to focus on delivering growth and shareholder value in the digital media environment and, together with the appointment of Ms. Liberman, underscore our Board’s commitment to thoughtful refreshment and strong governance.
Effective February 25, 2021, two of our longer-serving directors, Richard R. Cole and William E. Mayer, retired from our Board.
Board Diversity and Inclusion
Our Company is committed to fostering an environment of diversity and inclusion, including among our Board members. Accordingly, in considering our director nominees, the Nominating and Corporate Governance Committee considers candidates with diverse backgrounds and a diversity of experience, race, ethnicity, gender, age, tenure and perspective that collectively enhance the quality of the Board’s composition and deliberations according to the Company’s strategy and the perceived needs of our Board at any given time. The below charts summarize the key attributes of our Board:

We maintain corporate governance information on our website, which includes key information about our corporate governance initiatives, including our Corporate Governance Guidelines, Code of Business Conduct and Ethics, and charters for certain committees of the Board. The corporate governance information can be found at www.lee.net by clicking on “About” and then “Governance”.
We also post on our website our Annual Report, as filed with the SEC. The Annual Report can be found at www.lee.net by clicking on “Investors”. We will also furnish, upon written request and without charge, a printed copy of the Annual Report to each person whose proxy is solicited and to each person representing that, as of the Record Date of the Annual Meeting, he or she was a beneficial owner of shares entitled to be voted at the meeting. Such written request should be directed to the Company at 4600 E. 53rd St., Davenport, Iowa 52807.
Our policies and practices reflect corporate governance initiatives that are in compliance with NASDAQ rules and the corporate governance requirements of the Sarbanes-Oxley Act of 2002, specifically:
•
The Board has adopted clear corporate governance policies, as reflected in our Corporate Governance Guidelines;

•
A majority of the Board is independent of the Company and its management;

•
The non-management directors meet regularly without management present;

•
All members of the Audit Committee, Executive Compensation Committee, and Nominating and Corporate Governance Committee are independent;

•
The non-management directors have designated an independent Lead Director to chair their meetings and consult with our Chairman and our CEO regarding matters considered by the non-management directors;

•
The charters of the Board committees clearly establish their respective roles and responsibilities;

•
We have a Code of Business Conduct and Ethics that is monitored by the Audit Committee and is annually affirmed by our directors and executive officers;

•
Our Code of Business Conduct and Ethics applies to our principal executive officer and all members of our finance staff, including the principal financial and accounting officer;

•
We have a hotline available to all employees and the Audit Committee has procedures in place for the anonymous submission of employee complaints on accounting, internal controls, auditing or other matters; and

•
Our internal audit function maintains critical oversight over the key areas of our business and financial processes and controls, and reports directly to the Audit Committee.

Interested parties may communicate with the Board, the non-management directors as a group, or our Lead Director by writing to Herbert W. Moloney III, Lead Director, in care of the Company, at 4600 E. 53rd St., Davenport, Iowa 52807.

COMPENSATION OF NON-EMPLOYEE DIRECTORS
We desire to compensate our directors in a manner that is comparable to compensation levels at companies in our peer group and companies of a similar size and provides stock ownership. Peer group proxy statements are provided to the Executive Compensation Committee with information on annual retainers and compensation for attendance at board and committee meetings. The Executive Compensation Committee reviews the information and makes a recommendation to the full Board for its approval. In 2019, the Executive Compensation Committee also requested a comprehensive report on peer group director compensation from Korn Ferry, its independent consultant (the “Korn Ferry report”).
In December 2019, upon the recommendation of the Executive Compensation Committee after review and analysis of industry peer board compensation practices and the Korn Ferry report, as part of the Board’s ongoing review of the Company’s governance practices, the Board approved the following Board compensation program:
•
Annual cash retainer to $100,000 in lieu of such fees;

•
Implementation of an annual cash retainer for the following committee chairs and Lead Director:

•
Lead Director
$20,000

•
Audit and ECC
$15,000

•
NCGC
$10,000

•
Implementation of non-employee director stock ownership guidelines, as reflected in the Company Corporate Governance Guidelines; and

•
Annual restricted stock awards under the 2020 Plan to non-employee directors, with the 2020 stock award to be shares of Company common stock with a fair market value of $50,000 on June 1, 2020, subject to shareholder approval of the 2020 Plan.

At the 2020 Annual Meeting, the shareholders approved the 2020 Plan, and the 2020 Plan was implemented in March 2020 and remained in effect in 2021.
Directors engaged to provide consultative services are normally compensated at the rate of $1,500 per day. None of our non-employee directors received compensation for consultative services in 2021.
The following table summarizes non-employee director compensation for calendar 2021:
(Dollars)	Fees Earned or Paid in Cash(1)	Value of Stock Awards(3)	Total
Richard R. Cole (2)	18,333	—	18,333
Steven C. Fletcher	100,000	50,000	150,000
Margaret R. Liberman	100,000	50,000	150,000
Brent M. Magid	115,000	50,000	165,000
William E. Mayer (2)	16,667	—	16,667
Herbert W. Moloney III	135,000	50,000	185,000
David T. Pearson	100,000	50,000	150,000
Gregory P. Schermer	108,333	50,000	158,333
Mary E. Junck	250,000	150,000	400,000

(1)
Cash compensation in excess of the 2021 annual retainer represents payment for directors as a committee chair or, in the case of Mr. Moloney, for his service as Lead Director, and in the case of Ms. Junck, for her service as Chairman.

(2)
As part of the Boards’ commitment to board refreshment, Messrs. Cole and Mayer retired effective as of the 2021 Annual Meeting on February 25, 2021.

(3)
All restricted stock awards are fully vested on the first anniversary of the grant date. Restricted Stock awards are granted at a price equal to the fair market value of the date of the grant. For her service as Chairman, Ms. Junck received a restricted stock award in excess of the 2021 annual restricted stock award for non-employee directors.

The Board has authorized non-employee directors, prior to the beginning of any calendar year, to elect to defer receipt of all or any part of the cash compensation a director might earn during such year under our Outside Directors Deferral Plan (Amended and Restated as of January 1, 2008). Amounts so deferred will be paid to the director upon his or her separation from service, death or disability, adjusted for any investment gains (or losses) thereon. Alternatively, directors may elect to have deferred compensation credited to a “rabbi trust” established by us with an independent trustee, which administers the investment of amounts so credited for the benefit and at the direction of the trust beneficiaries until their accounts are distributed under the deferred compensation plan. Amounts so credited for the benefit of non-employee directors are invested in investment alternatives selected by the director.
None of our employees receives any compensation for serving as a director.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
The following table sets forth information as of [•], 2022, except as set forth below, as to each person known by us to own beneficially more than 5% of our Common Stock.
Name and Address of Beneficial Owner		Title of Class	Shares of Common Stock	Percent of Class
Cannell Capital, LLC(1)	245 Meriwether Circle, Alta, WY 83414	Common Stock	483,267	8.23%
Praetorian Capital Management LLC(2)	330 Mangrove Thicket Blvd., Ponte Vedra,FL 32081	Common Stock	430,000	7.32%
Strategic Investment Opportunities LLC(3)	5990 Washington St., Denver, CO 80202	Common Stock	371,117	6.32%

(1)
Information is based solely on a report on Schedule 13D/A filed jointly by Cannell Capital LLC and J. Carlo Cannell with the SEC on September 23, 2021. According to the Schedule 13D/A, Mr. Cannell is the sole managing member of Cannell Capital LLC, which possesses the sole power to vote and to direct the disposition of the 483,267 reported shares held by certain investment vehicles (of which Mr. Cannell is the investment adviser).

(2)
Information is based solely on a report on Schedule 13D, filed jointly by Praetorian Capital Fund LLC and Praetorian Capital Management LLC with the SEC on December 8, 2021. According to the Schedule 13D, (i) Praetorian Capital Fund LLC has shared voting and dispositive power with respect to 353,721 of the reported shares; and (ii) Praetorian Capital Management LLC, the investment adviser to Praetorian Capital Fund LLC, has (x) sole voting and dispositive power with respect to 353,721 of the reported shares and (y) shared voting and dispositive power with a private third-party pursuant to an arrangement with respect to 76,279 of the reported shares.

(3)
Information is based solely on a report on Schedule 13D/A filed jointly by MNG Enterprises, Inc., MNG Investment Holdings, LLC, Strategic Investment Opportunities LLC, Alden Global Capital, LLC, and Heath Freeman with the SEC on December 16, 2021. According to the Schedule 13D/A, each reporting person may be deemed to share voting and dispositive power for all 371,117 of the reported shares.

The following table sets forth information as to our Common Stock beneficially owned as of [•], by each director and nominee, each of the NEOs listed in the Summary Compensation Table, and by all of our current directors (including the directors up for election at the Annual Meeting) and executive officers as a group:
Beneficial Owner(1)	Shares of Common Stock	Percent of Class
Ray G. Farris(2)	22,716	*
Steven C. Fletcher	6,804	*
Mary E. Junck(3)	175,664	3.0%
Margaret R. Liberman	5,804	*
Brent M. Magid	14,641
Timothy R. Millage	21,817
Kevin D. Mowbray(2)	110,316	1.9%
Herbert W. Moloney III	15,978	*
David T. Pearson	4,804	*
Gregory P. Schermer(4)	140,781	2.4%
All current directors and executive officers as a group (15 persons)(2)(3)(4)(5)	602,443	10.2%

*
Less than one percent of the class.

(1)
Unless otherwise indicated in Appendix A, the business address of each Beneficial Owner is c/o Lee Enterprises, Incorporated, 4600 E. 53rd St., Davenport, Iowa 52807.

(2)
The table includes the following shares of Common Stock subject to acquisition within 60 days by the exercise of outstanding stock options: Mr. Mowbray — 8,000 and all current directors and executive officers as a group (15 persons) — 15,825.

(3)
84,500 shares of Common Stock beneficially owned by Ms. Junck are held in joint tenancy with her spouse.

(4)
Mr. Schermer disclaims beneficial ownership of the following shares, included above — 3,182 shares of Common Stock held by a trust for the benefit of his son, 2,782 shares of Common Stock held by a trust for the benefit of a daughter and 4,764 shares of Common Stock held by separate trusts for the benefit of two other daughters as to which Mr. Schermer shares voting and investment authority.

(5)
None of the shares shown in the table as beneficially owned by current directors and executive officers is hedged or pledged as security for any obligation. The Board has not adopted, and the Company does not have, any specific practices or policies regarding the ability of the officers and directors of the Company, as well as employees of the Company, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.

Equity Compensation Plan Information
Information as of September 26, 2021 with respect to equity compensation plans is as follows:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (A)(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (Dollars) (B)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares in column A)(2)(3)
Equity compensation plans approved by shareholders	35,735	11.40	332,360

(1)
LTIP.

(2)
Includes the number of securities remaining available for future issuance under our LTIP.

(3)
Those securities not issued as a result of cancellation, forfeiture, or surrender of previously outstanding options or adjustment of target restricted stock awards remain available for issuance, at the discretion of the Executive Compensation Committee, under the LTIP. Such shares are excluded from the total presented as the amount cannot be ascertained. Unvested restricted stock awards are not included in the number of shares presented as they are no longer available for future issuance once granted.

Additional information is set forth under the captions “Grants of Plan-Based Awards”, “Outstanding Equity Awards at September 26, 2021,” and “Option Exercises and Stock Vested”.

EXECUTIVE COMPENSATION
References to “we,” “our” or “us” under “Executive Compensation” refer to the Executive Compensation Committee.
The following describes certain aspects, elements, and objectives of and information concerning the Company’s executive compensation program with respect to the Company’s NEOs in 2021.
2021 Corporate Performance Assessment
In 2021, the Company continued to grow digital revenue, managed print revenue in a difficult environment, controlled costs, and significantly reduced debt. Significant results for the year included the following:
•
Total operating revenue was $794.6 million compared to $618.0 million last year, reflecting the acquisition of BH Media and Buffalo. On a pro forma basis, total operating revenue was down 3% to last year.

•
Subscription revenue totaled $357.7 million, a 1% increase compared to the prior year on a pro forma basis.

•
Digital-only subscribers grew 65% compared to last year, with digital-only subscribers now totaling 402,000.

•
Revenue at TownNews increased 9% compared to last year.

•
Total digital revenue, including digital advertising, digital subscription, and digital services revenue, was $253.5 million and represented 32% of total operating revenue. Total digital revenue increased 34% on a pro forma basis.

•
Amplified revenue totaled $41.6 million for the year, a 43% increase compared to last year. Video revenue for the year grew to $8.1 million, a 157% increase over last year.

•
Operating expenses totaled $744.5 million and Cash Costs(1) on a pro forma basis were down 2.7%.

•
We realized $112 million in cost synergies from the BH Media acquisition, exceeding our target.

•
We paid down $55.7 million in debt in fiscal 2021, reducing our net leverage to 3.9x Adjusted EBITDA(1).

The Named Executive Officers
The Company’s NEOs include the principal executive officer, the principal financial officer and the other most highly compensated executive officer who was serving as an executive officer at September 26, 2021. In 2021, the NEOs were:
Kevin D. Mowbray	President and Chief Executive Officer
Timothy R. Millage	Vice President, Chief Financial Officer & Treasurer
Ray G. Farris	Vice President — Advertising

(1)
Adjusted EBITDA and Cash Costs are non-GAAP (Generally Accepted Accounting Principles) financial measures. See Appendix B for definitions and a reconciliation of Adjusted EBITDA and Cash Costs to the closest available GAAP measures.

Executive Officers
Name	Offices or Positions to be Held	Biographical Information
Kevin D. Mowbray	President and Chief Executive Officer
Mr. Mowbray, age 60, has been President and Chief Executive Officer since February 2016. Previously, Mr. Mowbray held the titles of Executive Vice President and Chief Operating Officer from April 2015 to February 2016, Vice President and Chief Operating Officer from May 2013 to April 2015, Publisher of the St. Louis Post-Dispatch from 2006 to May 2013, and Vice President — Publishing from 2004 to May 2013. Mr. Mowbray joined the Company in 1986, and served in several positions in the Company’s sales and marketing and newspaper management functions, including as Vice President for Sales and Marketing and General Manager of the Missoulian.

Timothy R. Millage	Vice President — Chief Financial Officer and Treasurer
Mr. Millage, age 40, has been Vice President, Chief Financial Officer and Treasurer since August 2018. Mr. Millage served as the corporate controller of the Company from 2012 to 2018. Prior to joining the Company, Mr. Millage served as an audit manager with Deloitte, LLP and worked for multinational clients in various industries.

Nathan E. Bekke	Operating Vice President; Vice President — Consumer Sales & Marketing
Mr. Bekke, age 52, has been Vice President — Consumer Sales and Marketing since February 2015. Previously, Mr. Bekke served as Publisher of the Casper Star-Tribune, a Company newspaper, from 2003 to February 2015. Mr. Bekke joined the Company in 1988, and served in several positions in the Company’s sales and marketing function, including as director of sales and marketing at Billings Gazette and the Helena Independent Record.

Ray G. Farris	Operating Vice President; Vice President — Advertising
Mr. Farris, age 65, has been Vice President — Group Publisher since December 2018. Previously, Mr. Farris held the titles of President and Publisher of the St. Louis Post-Dispatch from May 2013 to December 2018, General Manager and Vice President of Sales of the St. Louis Post-Dispatch from August 2010 to May 2013, and Vice President of Classified Advertising of the St. Louis Post-Dispatch from October 2006 to August 2010.

Astrid J. Garcia	Vice President — Human Resources and Legal
Ms. Garcia, age 71, has been Vice President — Human Resources and Legal since 2013. Previously, Ms. Garcia served as Vice President of Human Resources and Operations at the St. Louis Post-Dispatch from December 2006 to 2013. Prior to joining the Company, Ms. Garcia served as a senior human resources professional and legal advisor for a number of companies in the publishing industry.

Name	Offices or Positions to be Held	Biographical Information
Joseph J. Battistoni	Vice President — Local Advertising
Mr. Battistoni, age 39, has been Vice President — Local Advertising since January 2020. Previously, Mr. Battistoni held the titles of General Manager and Vice President of Sales and Marketing at The Times of Northwest Indiana from November 2015 to January 2020. Mr. Battistoni joined the Company as Digital Director of The Times in March 2014. Prior to joining the Company, Mr. Battistoni was employed by Tribune Media Company in various leadership positions involving the delivery of digital services and targeted media.

Elements of Compensation
Our compensation program reinforces the key drivers of success in the Company’s business. Our financial emphasis is on revenue and operating cash flow. We believe these two measures are key measures of long and short-term success in our industry. Compensation for our NEOs includes the following:
•
Salaries;

•
Annual cash incentives which are based, to a large extent, on annual performance of the Company and the operations the individual manages;

•
Discretionary cash bonus awards in those circumstances where we believe exceptional performance is not adequately rewarded under our annual cash incentive compensation program;

•
Long-term equity incentives in the form of stock options or restricted Common Stock awards that fully vest three years after grant; and

•
Benefits, including health, life and disability insurance, a 401(K) plan and a supplemental deferred compensation plan.

Our annual cash incentive program places a portion of NEO compensation at risk, based on performance criteria. In addition, stock options, when granted, are inherently performance-based because an option only has value if the stock price rises after the option is granted. In some instances, we also make restricted Common Stock awards conditioned on the achievement of one or more specified performance goals under our Incentive Compensation Program.
Say-On-Pay Proposals
At our 2017 annual meeting, we conducted a non-binding advisory vote of the shareholders on the frequency of advisory votes on the Company’s compensation of its NEOs (the “say-on-frequency” vote). Of the 4,273,000 shares represented at the meeting, a plurality of approximately 41.0% of the shares represented at the meeting were voted in favor of a one-year frequency vote; 25.2% of such shares were voted in favor of a three-year frequency for such votes; and due to broker non-votes, approximately 32.8% of the shares represented at the meeting were not voted in favor of any alternative.
Due to the inconclusive nature of the advisory voting results, the Executive Compensation Committee considered several factors in making its determination regarding the frequency of advisory shareholder votes on the Company’s executive compensation program.
•
In 2011, 2014, 2017, and 2020, the shareholders voted to approve, on an advisory basis, the compensation philosophy, policies and procedures employed by the Executive Compensation Committee, substantially as described herein (the “say-on-pay” vote).

•
In 2011, 2014, 2017, and 2020, 93.6%, 95.8%, 95.4%, and 79.9% of the votes cast were voted in favor of the say-on-pay proposal, respectively.

•
We frequently engage with our shareholders, and our discussions and feedback findings do not indicate any concerns with the Company’s executive compensation program.

•
Shareholders who have concerns about executive compensation during the interval between “say-on-pay” votes are encouraged to bring their specific concerns to the attention of the Board and the Executive Compensation Committee.

Consistent with the recommendation of the Board as set forth in the Company’s proxy statement for its 2017 annual meeting, the Board determined, after consideration, to continue holding an advisory shareholder vote on the compensation of the Company’s NEOs every three years. This policy will remain in effect until the next “say-on-frequency” advisory vote regarding the compensation of the Company’s NEOs at the 2023 annual meeting. The next scheduled “say-on-pay” advisory vote related to executive compensation matters will be conducted at the 2023 annual meeting.
Valuation of Equity Awards
The accounting value of equity awards is charged to expense over the vesting period of the equity award. The accounting value of equity awards to NEOs is summarized below:
(Dollars)	Total Accounting Value of 2021 Grants	Accounting Charge Recorded in 2021 for 2021 Grants	Accounting Charge Recorded in 2021 for 2020, 2019, and 2018 Grants	Accounting Charge to be Recorded in 2022-2024 for 2021 Grants
Kevin D. Mowbray	168,000	44,333	271,500	123,667
Timothy R. Millage	56,000	14,778	55,111	41,222
Ray G. Farris	48,783	12,873	68,467	35,910
Summary Compensation Table
The following table summarizes the 2021 and 2020 compensation of the NEOs:
(Dollars)	Year	Salary	Stock Awards(1)	Option Awards (1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation(3)(4)	Total
Kevin D. Mowbray President and Chief Executive Officer	2021	900,000	168,000	—	1,083,595	23,017	2,174,611
	2020	837,692	324,000	—	—	16,823	1,178,515
Timothy R. Millage Vice President, Chief Financial Officer and Treasurer	2021	450,000	56,000	—	270,899	12,829	789,728
	2020	390,000	87,480	—	—	10,302	487,782
Ray G. Farris Vice President, Advertising	2021	490,000	48,782	—	294,979	11,676	845,437
	2020	456,077	55,080	—	—	14,518	525,675

(1)
Stock and option awards are granted at a price equal to the fair market value on the date of grant. Information with respect to stock awards granted to the NEOs is reflected in “Outstanding Equity Awards at September 26, 2021” below.

(2)
Includes discretionary amounts paid under the annual cash incentive plan.

(3)
Includes matching contributions made to the Company’s Retirement Account Plan and Non-Qualified Plan during the year. To the extent qualifying compensation was not received during the year, such as certain non-equity incentive plan compensation, the related matching contribution may be reported in a subsequent year.

(4)
The Lee Foundation, an affiliate of the Company, matches on a dollar-for-dollar basis up to $5,000 annually, charitable contributions made by NEOs to qualifying organizations. Such matching contributions are not considered compensation of the NEO.

Grants of Plan-Based Awards
The following table summarizes information related to 2021 grants of equity compensation under the LTIP and the Incentive Compensation Program for the CEO, and under the LTIP for the other NEOs.
(Dollars, Except Share Data)	2021 Grant Date	All Other Stock Awards: Number of Shares of Stock	2021 Grant Date Fair Value of Stock Awards
Kevin D. Mowbray	12/11/2020	15,000	168,000
Timothy R. Millage	12/11/2020	5,000	56,000
Ray G. Farris	12/11/2020	4,356	48,783
Outstanding Equity Awards at September 26, 2021
The following table summarizes outstanding equity awards to the NEOs as of September 26, 2021:
					Restricted Common Stock Awards
	Number of Securities Underlying Unexercised Options		Option Awards		Number of Shares of Stock That Have Not Vested	Market Value of Shares of Stock That Have Not Vested
(Dollars, Except Share Data)	Exercisable(1)	Unexercisable(2)	Exercise Price	Expiration Date
Kevin D. Mowbray
2021 Stock Award					15,000	356,100
2020 Stock Award					20,000	474,800
2019 Stock Award					22,500	534,150
2012 Options	8,000	—	11.30	4/30/2022
Timothy R. Millage
2021 Stock Award					5,000	118,700
2020 Stock Award					5,400	128,196
2019 Stock Award					2,780	65,997
Ray G. Farris
2021 Stock Award					4,356	103,402
2020 Stock Award					3,400	80,716
2019 Stock Award					3,150	74,781

(1)
Options, which have a term of 10 years, vest over a three-year period. In the first year, 30% is vested. In the second year, an additional 30% is vested. In the third year, the remaining 40% is vested. Reload options, if any, vest one year from the date of the grant and have a term equal to the remaining term of the options exercised.

(2)
Based on closing market price of $23.74 on September 24, 2021.

Option Exercises and Stock Vested
The following table summarizes information related to vesting of restricted Common Stock of the NEOs in 2021:
	Restricted Common Stock
(Dollars, Except Share Data)	Number of Shares Acquired on Vesting	Value Realized on Vesting
Kevin D. Mowbray	22,500	559,125
Timothy R. Millage	2,780	69,083
Ray G. Farris	3,150	78,278
Non-Qualified Deferred Compensation
The following table summarizes information related to 2021 activity in the Non-Qualified Plan for the NEOs.
(Dollars)	NEO Contributions(1)	Company Contributions(2)	Aggregate Earnings(3)	Distributions	Aggregate Balance at September 30, 2021(4)
Kevin D. Mowbray	43,041	17,217	67	—	484,237
Timothy R. Millage	17,753	7,029	7,236	2,962	56,133
Ray G. Farris	14,691	5,876	2,027	—	190,605

(1)
Amounts included in total compensation in the Summary Compensation Table under “Salary”.

(2)
Amounts included in total compensation in the Summary Compensation Table under “All Other Compensation”.

(3)
Earnings are based on the performance of investments selected by the NEO.

(4)
Amounts include compensation to the NEO in the form of Company contributions prior to 2021.

For those NEOs continuing to participate in the Non-Qualified Plan in 2019 and thereafter, withdrawals are permitted following termination of employment. Employee contributions are limited to 45% of salary and bonus compensation. See “Primary Benefits” above for additional information with regard to the Non-Qualified Plan.
Change of Control, Employment and Other Agreements
In 2015, we entered into amended and restated employment agreements between the Company and eight senior executive officers, including all of our NEOs, with the exception of Messrs. Farris and Millage, who entered into such agreements in 2018. The employment agreements entitle these executives to severance and other benefits upon termination without cause or for good reason that becomes effective only upon a change of control. We approved the new agreements because we believe they better align our agreements with general industry change of control employment agreements.
A change of control is defined to include certain mergers and acquisitions, liquidation or dissolution of the Company, changes in the membership of the Company’s Board, and acquisition of 15% of the outstanding stock of the Company for the purpose of changing the control of the Company. The new agreements superseded agreements originally entered into in 1998 and amended and restated in 2008, and provide substantially lower benefits upon a change of control.
Absent a change of control, the agreements do not require the Company to retain the executives or to pay them any specified level of compensation or benefits, and they remain employees at will.
The agreements extend for two years from the date of signature. On each annual anniversary date of the agreements (each a “Renewal Date”), the change of control period will be automatically extended so as to terminate two years from such Renewal Date, unless at least 60 days prior to the Renewal Date the Company gives notice to the executive that the change of control period will not be extended.
The agreements are subject to the following triggers:
•
The agreements become effective and the protective features vest upon a change of control or if an executive’s employment is terminated as a consequence of such event.

•
The agreements provide that each executive is to remain an employee for a two-year period following a change of control of the Company unless the executive resigns for good reason or is terminated for cause, each as defined in the agreement.

Under the agreements, a termination pursuant to the terms of the change of control agreement triggers the following compensation and benefits for the executives:
Employment Period Benefits
During the two-year employment period, the executives are entitled to:
•
An annual base salary, payable monthly in an amount at least equal to their highest monthly base salary during the year prior to the change of control;

•
An annual bonus, payable in a lump sum within 75 days following each fiscal year in an amount at least equal to their highest annual bonus in the three years prior to the change of control;

•
Continued participation in the Company’s incentive, savings, retirement and welfare benefit plans; and

•
Payment of expenses and fringe benefits (including office and support staff, tax and financial planning services, applicable club dues, and use of an automobile and related expenses) to the extent paid or provided to such executive immediately prior to the change of control or to other peer executives of the Company.

Benefits Upon Termination
If the executive’s employment is terminated during the two-year employment period other than for cause, death or disability, or the executive terminates employment for good reason, the executive will be entitled to the following benefits:
•
All accrued and unpaid annual base salary and annual bonus for the prior fiscal year payable in a lump sum within 30 days of termination;

•
A lump sum severance payment equal to the amount corresponding to the executive’s title set forth in the following table:

CEO	3x annual base salary and highest recent annual bonus
Vice Presidents	1x annual base salary and highest recent annual bonus

•
A payment equal to the payment multiple above of the Company’s average annual contributions on behalf of the executive under all defined contribution plans maintained by the Company during the three-year period immediately preceding the termination;

•
Any legal fees and expenses incurred by the executive in asserting legal rights in connection with the agreement; and

•
Continued welfare benefits for the period equal to the multiple of their base salary payable plus certain outplacement services.

Under the agreements, termination for cause means termination of the executive’s employment due to the (1) willful and continued failure of the executive to perform substantially the executive’s duties with the Company or one of its affiliates, or (2) the willful engaging by the executive in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company.

Good reason means actions taken by the Company that result in a material negative change in the employment relationship, including a detrimental change in responsibilities, a reduction in salary or benefits, or a relocation of office, as described in the agreement.
Excise Tax Cap on Payments
To reduce the impact of any excise tax imposed on the executive related to the change of control, the agreements also require the Company to cap the overall value of payments if such reduction results in a larger net after-tax payment than would result if such payments were not capped and subject to an excise tax.
Other Provisions
For a period of one year after the agreements become effective, the executives are restricted from:
•
Disclosing the confidential information of the Company and its affiliates;

•
Competing against the Company and its affiliates;

•
Soliciting the customers of the Company and its affiliates; and

•
Soliciting the employees of the Company and its affiliates for employment and hiring them, unless the employee is responding to employment advertising of a general nature or unless approved by the President of the Company in advance.

There is no requirement in the agreements that the executives execute a release of claims in favor of the Company and its affiliates.
Acquirer’s Obligations
The agreements mandate that the Company require an acquirer to assume and satisfy the Company’s obligations under the agreements.
Equity Awards
The Company’s LTIP was amended to provide that, if a change of control occurs, for early vesting and exercise and issuance or payment will be subject to a “double-trigger” for the following awards to executives (subject to certain limits):
•
Awards of restricted Common Stock;

•
Stock options and stock grants; or

•
Amounts payable instead of such issuance in a lump-sum payment within 30 days of surrender of such stock options to the Company.

Generally, vesting and payment will not occur if replacement awards equal in value and vesting terms are granted to the affected executive in connection with the change of control, unless the executive is thereafter terminated within the specified protection period.

Potential Payments Upon Termination or Change of Control
The following summarizes information as of September 26, 2021 related to estimated potential cash payments upon a change of control to the NEOs. Amounts in the table do not reflect income tax benefits that may be realized by the Company. The estimated payments also make assumptions as to whether certain discretionary bonus payments made to NEOs are qualifying annual incentive plan payments under the agreements.
(Dollars)	Estimated Net Present Value of Change of Control Severance and Benefits
Kevin D. Mowbray	6,450,008
Timothy R. Millage	1,011,447
Ray G. Farris	1,090,793

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
We have adopted procedures that apply to any transaction or series of transactions in which the Company or a subsidiary is a participant involving an amount in excess of $120,000, and a related person has a direct or indirect material interest. Under SEC rules, a related person is a director, nominee for director, executive officer, owner of more than 5% of our Common Stock, or immediate family member of any of the above. On an annual basis, each director, nominee for director, and officer and certain 5% or greater shareholders are required to complete a Director and Officer Questionnaire that requires disclosure of any transactions with us in which a related person has a direct or indirect material interest. Our general counsel is primarily responsible for the development and implementation of procedures and controls to obtain information from these related persons. The charter of our Audit Committee provides that the Audit Committee is responsible for review, approval, or ratification of related-person transactions. Though we have no written policy, it is the practice of our Audit Committee to approve such transactions only if it deems them to be in the best interests of the Company. When considering a transaction, the Audit Committee will review all relevant factors, including our rationale for entering into a related-person transaction, alternatives to the transaction, whether the transaction is on terms at least as fair to the Company as would be the case were the transaction entered into with a third party, and potential for an actual or apparent conflict of interest. The Audit Committee reports its findings to the Board.
We have entered into indemnification agreements with each of our directors and executive officers. These agreements require us to indemnify such individuals, to the fullest extent permitted by Delaware law, for certain liabilities to which they may become subject as a result of their affiliation with the Company.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee currently consists of four directors who are not officers or employees of the Company. All members are independent under NASDAQ and SEC rules. The Board has established a written charter for the Audit Committee.
The Audit Committee held eight meetings in 2021. The meetings were designed to facilitate and encourage private communication among the Audit Committee, management, our internal auditors, and our independent registered public accounting firm.
During these meetings, the Audit Committee reviewed and discussed the annual audited and quarterly unaudited financial statements with management and the independent registered public accounting firm, and the effectiveness of our internal control over financial reporting. The Audit Committee believes that management maintains an effective system of internal control over financial reporting. Based on its review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for filing with the SEC for the year ended September 26, 2021, including any applicable amendments thereto.
The discussions with the independent registered public accounting firm also included the matters required by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T regarding “Communications with Audit Committees”. The Audit Committee received from the independent registered public accounting firm written disclosures and the letter required by PCAOB Rule 3600T regarding “Independence Discussions with Audit Committees”. This information was discussed with the independent registered public accounting firm. The Audit Committee considered whether the non-audit services provided by the independent registered public accounting firm to us are compatible with maintaining auditor independence.
The Audit Committee
Brent M. Magid, Chairman
Steven C. Fletcher
David T. Pearson
Herbert W. Moloney III
Each member of the Audit Committee meets the financial sophistication requirements of NASDAQ. Our Board has determined that Messrs. Magid, Fletcher, and Pearson meet the requirements of an audit committee financial expert, as defined by the SEC, and that all Audit Committee members are financially sophisticated and meet the NASDAQ’s independence requirements and definition of an independent director.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG served as our independent registered public accounting firm from 2008 through the fiscal year ended September 26, 2021. Representatives of KPMG are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from shareholders.
For 2021 and 2020, KPMG performed the following professional services and received, or will receive, fees in the amounts indicated.
(Dollars)	2021	2020
Audit fees	1,650,000	2,194,290
Audit-related fees	—	—
Tax Fees	—	—
All Other Fees	—	—
	1,650,000	2,194,290
Services Provided By KPMG
All services rendered by KPMG are permissible under applicable laws and regulations. The Audit Committee reviewed and pre-approved all services related to the fees listed in the above table in accordance with our Policy Regarding the Approval of Audit and Non-Audit Services by Independent Public Accountants (“Policy”). Under the Policy, Audit Committee pre-approval includes audit services, audit-related services, tax services, other services and services exceeding the pre-approved cost range. In some instances, pre-approval is provided by the full Audit Committee for up to a year with any such pre-approval relating to a particular defined assignment or scope of work and subject to a specific defined budget. In other instances, the Audit Committee may delegate pre-approval authority of additional services to one or more designated members with any such pre-approval reported to the Audit Committee at its next scheduled meeting. Any pre-approved service requires the submission of an engagement letter or other detailed back-up information. Pursuant to rules of the SEC, the fees paid to KPMG for services are disclosed in the table above under the categories described below, as applicable.
Audit Fees — Fees for professional services for the audit of our Consolidated Financial Statements, review of financial statements included in our quarterly Form 10-Q filings, attestation reporting on the effectiveness of our internal control over financial reporting, and services that are normally provided in connection with statutory and regulatory filings or engagements.
Audit-Related Fees — Fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. This includes due diligence related to mergers and acquisitions, preparation of comfort letters related to financing or other transactions, attestations that are not required by statute or regulation, and consulting related to financial accounting or reporting standards.
Tax Fees — Fees for professional services with respect to tax compliance and advice and planning. This includes preparation of original and amended tax returns for the Company and its consolidated subsidiaries, refund claims, payment planning, tax audit assistance, and tax work stemming from audit-related matters. We also engage the services of other accounting firms and law firms for such services. Fees paid to such firms are not reflected in the table above except to the extent KPMG is engaged directly by such firms to perform services on behalf of the Company.
All Other Fees — Fees for other permissible work that does not meet the above category descriptions.
These services are actively monitored both as to spending level and work content by the Audit Committee to maintain the appropriate objectivity and independence in our independent registered public accounting firm’s core work, which is the audit of our Consolidated Financial Statements.
Following an extensive evaluation process, on October 29, 2021, the Audit Committee selected BDO as the Company’s independent registered public accounting firm for the fiscal year ending September 25, 2022.

The Audit Committee has designated BDO as its independent registered public accounting firm for purposes of auditing our Consolidated Financial Statements for the year ending September 25, 2022.
* * * *
The Report of the Audit Committee set forth above shall not be deemed to be incorporated by reference into any filing made by us under the Securities Act of 1933 (“Securities Act”) or the Exchange Act, notwithstanding any general statement contained in any such filing incorporating this Proxy Statement by reference, except to the extent we incorporate such reports by specific reference. In addition, the Report shall not be deemed to be filed under either the Securities Act or the Exchange Act.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our executive officers and directors to file initial reports of ownership and reports of changes in that ownership with the SEC. Specific due dates for these reports have been established and we are required to disclose in our Proxy Statement any failure to file by these dates in 2021.
Based solely on review of the reports received by the Company, and on written representations from certain reporting persons, the Company believes the persons subject to Section 16(a) reporting complied with applicable SEC filing requirements during fiscal year 2021, with the following exceptions: Messrs. Bekke, Farris, Green, Humenik, Millage, and Mowbray each had one late filing on Form 4 in December 2020 due to an administrative error by the Company in processing tax withholding upon vesting of awards.

ADDITIONAL INFORMATION
Eliminating Duplicate Mailings. If you share an address with other shareholders of the Company, you may receive notification that you are being sent only a single copy of the annual report and proxy materials, unless your bank, broker or other nominee that provides the notification receives contrary instructions from the affected shareholders. This practice, permitted under SEC rules and commonly referred to as “householding”, is designed to provide extra convenience for shareholders and potential cost savings for companies. If Alden initiates a contested proxy solicitation, we understand that banks and brokers with account holders who are shareholders of the company will not household our proxy materials. Shareholders who currently receive multiple copies of the annual report and proxy materials at their address and would like to request householding of their communications should contact their bank or broker.
If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of the annual report and proxy materials, please notify (i) your broker if your shares of Common Stock are held in a brokerage account or (ii) the Company if you hold registered shares of Common Stock. We will promptly deliver a separate copy of the proxy materials, including the Annual Report, upon request. You can notify the Company by sending a written request to the attention of the Corporate Secretary, Lee Enterprises, Incorporated, 4600 E. 53rd St., Davenport, Iowa 52807 or by calling (563) 383-2100.
Costs of Solicitation. We are required by law to convene an annual meeting of shareholders at which directors are elected. Because our shares of Common Stock are widely held, it would be impractical for our shareholders to meet physically in sufficient numbers to hold a meeting. Accordingly, the Company is soliciting proxies from our shareholders. United States federal securities laws require us to send you this Proxy Statement, and any amendments and supplements thereto, and to specify the information required to be contained in it. The Company will bear the costs of calling and holding the Annual Meeting and the Board’s and other participants’ solicitation of proxies therefor. These costs will include, among other items, the expense of preparing, assembling, printing, and mailing the proxy materials to shareholders of record and beneficial owners, and reimbursements paid to brokerage firms, banks, and other fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to shareholders and obtaining voting instructions of beneficial owners. In addition to soliciting proxies by mail, directors, officers, and certain regular employees may solicit proxies on behalf of the Board, without additional compensation, personally or by telephone. The regular employees will be administrative personnel. We may also solicit proxies by e-mail from shareholders who are our employees or who previously requested to receive proxy materials electronically. As a result of the potential proxy solicitation by Alden, we may incur additional costs in connection with our solicitation of proxies. The Company has retained Morrow Sodali LLC (“Morrow Sodali”) to solicit proxies. Under our agreement with Morrow Sodali, Morrow Sodali will receive a fee of up to $[•] plus the reimbursement of reasonable expenses. Morrow Sodali expects that approximately [•] of its employees will assist in the solicitation. Morrow Sodali will solicit proxies by mail, telephone, facsimile and/or email. Excluding amounts normally expended by our Company for a solicitation for an election of directors in the absence of a contest and costs represented by salaries and wages of our Company’s employees and officers, our aggregate expenses, including those of Morrow Sodali, related to our solicitation of proxies are expected to be approximately $[•], of which approximately $[•] has been incurred as of the date of this Proxy Statement. These expenses are expected to include additional fees payable to our proxy solicitor; fees of outside counsel and other advisors to advise our Company in connection with the solicitation; and the costs of retaining an independent inspector of election.

APPENDIX A
ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION
Under applicable Securities and Exchange Commission rules and regulations, members of the Board, the Board’s nominees, and certain officers and other employees of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about the persons who are “participants.”
Directors and Nominees
The following table sets forth the names of our current directors and the Board’s nominees, as well as the names and principal business addresses of the corporation or other organization in which the principal occupations or employment of such directors and nominees is carried on. The principal occupations or employment of our current directors and the Board’s nominees are set forth under the heading “Proposal 1 — Election of Directors” in this Proxy Statement.
Name	Principal Business Name	Principal Business Address
Steven C. Fletcher	Explorer Parent LLC	533 Airport Boulevard, Suite 400, Burlingame, California 94010
Mary E. Junck	Lee Enterprises, Incorporated	4600 E. 53rd Street Davenport, Iowa 52807
Margaret R. Liberman	Sirius XM Holdings Inc.	1221 Avenue of the Americas 35th Floor New York, New York 10020
Brent M. Magid	Frank N. Magid Associates, Inc.	8500 Normandale Lake Boulevard Suite 630 Minneapolis, Minnesota 55437
Herbert W. Moloney III	Lee Enterprises, Incorporated	4600 E. 53rd Street Davenport, Iowa 52807
David T. Pearson	Lee Enterprises, Incorporated	4600 E. 53rd Street Davenport, Iowa 52807
Gregory P. Schermer	Lee Enterprises, Incorporated	4600 E. 53rd Street Davenport, Iowa 52807
Kevin D. Mowbray	Lee Enterprises, Incorporated	4600 E. 53rd Street Davenport, Iowa 52807
Certain Officers and Other Employees
The following table sets forth the name and principal occupation of the Company’s officers and employees who are “participants.” The principal occupation refers to such person’s position with the Company, and the business address of each such person is c/o Lee Enterprises, Incorporated, 4600 E. 53rd Street, Davenport, Iowa 52807.
Name	Principal Occupation
Kevin D. Mowbray	President and Chief Executive Officer
Timothy R. Millage	Vice President, Chief Financial Officer & Treasurer
Information Regarding Ownership of the Company’s Securities by Participants
The number of Company securities beneficially owned by directors and named executive officers, including those who are “participants” in our solicitation of proxies, as of [•] is set forth in the “Voting Securities and Principal Holders Thereof” section of this Proxy Statement.

Information Regarding Transactions in the Company’s Securities by Participants
The following table sets forth information regarding purchases and sales of the Company’s securities during the past two years by the persons listed above under “Directors and Nominees” and “Certain Officers and Other Employees” in this Appendix A. None of the purchase price or market value of the securities listed below is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. Transactions with transaction dates prior to March 12, 2021 are not adjusted to reflect the Company’s one-for-ten reverse stock split.
Company Securities Purchased or Sold
(January [•], 2020 through [•], 2022)
Name	Transaction Date	Number of Securities	Transaction Description
Steven C. Fletcher	6/1/2020	30,454	2
	6/1/2021	1,758	2
Mary E. Junck	12/11/2020	89,286	2
	12/10/2021	4,998	2
Margaret R. Liberman	6/1/2020	30,454	2
	6/1/2021	1,758	2
Brent M. Magid	6/1/2020	28,627	2
	6/1/2021	1,758	2
Herbert W. Moloney III	6/1/2020	26,191	2
	6/1/2021	1,758	2
David T. Pearson	6/1/2020	30,454	2
	6/1/2021	1,758	2
Gregory P. Schermer	6/1/2020	30,454	2
	6/1/2021	1,758	2
Kevin D. Mowbray	12/9/2020	60,700	8
	12/11/2020	150,000	7
	12/7/2021	6,829	8
	12/10/2021	13,329	7
Timothy R. Millage	12/8/2020	2,277	8
	12/11/2020	50,000	7
	12/7/2021	844	8
	12/10/2021	8,331	7
Transaction Descriptions
1	Open Market Sale
2	Annual Restricted Stock Awards For Non-Employee Directors under Long Term Incentive Plan
3	Deferred Stock Units Granted Under Outside Directors Deferral Plan
4	Time-Based Restricted Stock Unit Vesting
5	Performance-Based Restricted Stock Unit Vesting
6	Time-Based Restricted Stock Unit Grant
7	Performance-Based Restricted Stock Unit Grant
8	Withholding For Taxes
9	Open Market Acquisition

Transaction Descriptions
10	Bona Fide Gift
11	Stock Option Exercise
12	Cancellation Of Common Stock Award
*	Shares Held By Family Trust
Miscellaneous Information Regarding Participants
Except as described in this Appendix A or in this Proxy Statement, to the knowledge of the Company:
•
Neither any participant nor any of their respective associates or affiliates (together, the “Participant Affiliates”) is either a party to any transaction or series of transactions since September 28, 2020 or has knowledge of any current proposed transaction or series of proposed transactions (i) to which the Company or any of its subsidiaries was or is to be a participant, (ii) in which the amount involved exceeds $120,000 and (iii) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest.

•
No participant or Participant Affiliate, directly or indirectly, beneficially owns any securities of the Company or any securities of any subsidiary of the Company, and no participant owns any securities of the Company of record but not beneficially.

•
No participant has purchase or sold any securities of the Company within the past two years.

•
No participant or Participant Affiliate has entered into any agreement or understanding with any person with respect to any future employment by the Company or any of its affiliates or with respect to or any future transactions to which the Company or any of its affiliates will or may be a party.

•
There are no contracts, arrangements or understandings by any participant or Participant Affiliate presently, nor have there been any within the past year, with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

•
No participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting other than an interest, if any, as a shareholder of the Company or, with respect to each of the Board’s nominees, as a nominee for director.

•
Excluding any director or executive officer of the Company acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting other than an interest, if any, as a shareholder of the Company or, with respect to each of the Board’s nominees, as a nominee for director.

Other Information
There are no material proceedings to which any director or executive officer of the Company, or any of their associates is a party adverse to, or has a material interest adverse to, the Company or any of its subsidiaries.
Based on representations made to the Company by the participants, no participant has been the subject of a criminal conviction (excluding traffic violations or similar misdemeanors) within the last 10 years.
There are no family relationships between any directors of the Company, the Board’s nominees, and the executive officers of the Company.

APPENDIX B
NON-GAAP FINANCIAL INFORMATION
Adjusted EBITDA is a non-GAAP (Generally Accepted Accounting Principles) financial measure that enhances financial statement users’ overall understanding of the operating performance of the Company. The measure isolates unusual, infrequent, or non-cash transactions from the operating performance of the business. This allows users to easily compare operating performance among various fiscal periods and how management measures the performance of the business. This measure also provides users with a benchmark that can be used when forecasting future operating performance of the Company that excludes unusual, nonrecurring or one time transactions. Adjusted EBITDA is also a component of the calculation used by shareholders and analysts to determine the value of our business when using the market approach, which applies a market multiple to financial metrics. It is also a measure used to calculate the leverage ratio of the Company, which is a key financial ratio monitored and used by the Company and its investors. Adjusted EBITDA is defined as net income (loss), plus non-operating expenses, income tax expense (benefit), depreciation and amortization, assets loss (gain) on sales, impairments and other, restructuring costs and other, stock compensation and our 50% share of EBITDA from TNI and MNI, minus equity in earnings of TNI and MNI and curtailment gains. TNI refers to TNI Partners publishing operations in Tucson, Arizona. MNI refers to Madison Newspapers, Inc. publishing operations in Madison, Wisconsin.
The table below reconciles Adjusted EBITDA for the fiscal year ended September 26, 2021 to net income, the most directly comparable measure under GAAP.
(Thousands of Dollars)	Amount
Net Income (loss)	24,832
Adjusted to exclude
Income tax expense (benefit)	7,215
Non-operating expenses, net	24,509
Equity in earnings of TNI and MNI	(6,412)
Assets loss (gain) on sales, impairments and other	8,214
Depreciation and amortization	42,841
Restructuring costs and other	7,182
Stock compensation	854
Add
TNI and MNI Adjusted EBITDA (50%)	7,317
Pro-forma Adjusted EBITDA	116,552
Cash Costs represent a non-GAAP financial measure of operating expenses which are measured on an accrual basis and settled in cash. This measure is useful to investors in understanding the components of the Company’s cash-settled operating costs. Cash Costs can be used by financial statement users to assess the Company’s ability to manage and control its operating structure. Cash Costs are defined as compensation, newsprint and ink and other operating expenses. Depreciation and amortization, assets loss (gain) on sales, impairments and other, other non-cash operating expenses, and other non-operating expenses are excluded. Cash Costs also exclude restructuring costs and other, which are typically settled in cash.
The table below reconciles Cash Costs excluding unusual matters for the fiscal year ended September 26, 2021 to operating expenses, the most directly comparable measure under GAAP.
(Thousands of Dollars)	Amount
Operating expenses	744,505
Depreciation and amortization	42,841
Assets loss (gain) on sales, impairments and other	8,214
Total cash costs	693,450
Restructuring costs and other	7,182
Total cash costs, excluding restructuring costs and other	686,268

B-1

PRELIMINARY PROXY CARD– SUBJECT TO COMPLETION LEE ENTERPRISES, INCORPORATED4600 E. 53rd Street Davenport, IA 528072022 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD [ ], 2022THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSW The undersigned hereby appoints [•] and [•] (together, the “Proxies”), and each of them acting individually or in the H absence of others, with full power of substitution and re-substitution and all powers that the undersigned would possess I if personally present, as proxies to vote all of the shares that the undersigned is entitled to vote at the Annual Meeting of T Shareholders of Lee Enterprises, Incorporated (the “Company” or “Lee”) to be held on [•], 2022, at [•] a.m. Central Time, E at 4620 E. 53rd Street, Room 120, Davenport, Iowa 52807 (including any adjournments, postponements, or continuations thereof, the “Annual Meeting”). Such shares shall be voted as indicated with respect to the proposals listed on the reverseP side hereof and in the Proxies’ discretion on such other matters as may properly come before the Annual Meeting to theR extent authorized by Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).O The undersigned acknowledges receipt of the Notice of the Annual Meeting of Stockholders and accompanying ProxyX Statement and revokes all prior proxies for the Annual Meeting.Y THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR ALL” OF THE NOMINEES INPROPOSAL 1, “FOR” PROPOSAL 2, AND, TO THE EXTENT AUTHORIZED BY RULE 14A-4(C) UNDER THE EXCHANGE ACT, IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COMEBEFORE THE ANNUAL MEETING. Only stockholders of record on [•] 2022, may vote at the Annual Meeting.IMPORTANT – PLEASE MARK, SIGN, DATE AND RETURN YOUR WHITE PROXY CARD PROMPTLY. THANK YOU FOR VOTING.(Continued and to be dated and signed on reverse side) SEE REVERSE SIDE5TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE YOUR WHITE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED5Important Notice Regarding the Availability of Proxy Materials for the Annual MeetingThe Notice and Proxy Statement and Annual Report are available at: [•]

LEE ENTERPRISES, INCORPORATED THIS WHITE PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED WHITE PROXY CARD The Board of Directors unanimously recommends a vote “FOR ALL” all of the Company nominees listed in Proposal 1 and “FOR” Proposal 2. Please mark vote as indicated in this example 1. Elect three directors, each for a term of three years expiring at the 2025 annual meeting of the shareholders; Nominees 01. Mary E. Junck 02. Herbert W. Moloney III 03. Kevin D. Mowbray FOR ALL WITHHOLD ALL FOR ALL EXCEPT INSTRUCTIONS: To vote against an individual nominee, mark the “FOR ALL EXCEPT” box and write the name(s) of the individual nominee(s) on the line below: 2. Ratify, on an advisory (non-binding) basis, the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 25, 2022. FOR AGAINST ABSTAIN Date (Signature) (Signature if held jointly) When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in full partnership name by an authorized person. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE 5 TO VOTE BY MAIL, PLEASE DETACH HERE, MARK, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED5 TO AUTHORIZE YOUR PROXY BY TELEPHONE OR INTERNET QUICK ★ ★ ★ EASY ★ ★ ★ IMMEDIATE Your telephone or internet proxy authorizes the Proxies to vote your shares in the same manner as if you marked, signed and returned your WHITE proxy card. AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS www.proxyvoting.com/[•]. You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. AUTHORIZE YOUR PROXY BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. Call ★ ★ Toll Free ★ ★ [•] There is NO CHARGE to you for this call OPTION A: You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press 0 in order to vote on each proposal separately. OPTION B: If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit a proxy. If you select this option, your shares will be voted in accordance with the recommendations made by the Board of Directors. Internet and Telephone voting is available through 11:59 P.M. Eastern Time on [•], 2022. CONTROL NUMBER for Telephone/Internet Proxy Authorization